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CONSECO SERIES TRUST

DECEMBER 31, 1999

ANNUAL REPORT

                                                          Money Market Portfolio
                                                 Government Securities Portfolio
                                                          Fixed Income Portfolio
                                                              Balanced Portfolio
                                                                Equity Portfolio

CONSECO SERIES TRUST
TABLE OF CONTENTS

1999 ANNUAL REPORT
================================================================================
A Message from the President...............................................    2
Statements of Assets and Liabilities as of December 31, 1999...............    3
Statements of Operations for the year ended December 31, 1999..............    3
Statements of Changes in Net Assets for the years ended December 31, 1999
   and December 31, 1998 ..................................................    4


MONEY MARKET PORTFOLIO
   Portfolio Manager's Review..............................................    6
   Schedule of Investments as of December 31, 1999.........................    7


GOVERNMENT SECURITIES PORTFOLIO
   Portfolio Manager's Review..............................................    9
   Schedule of Investments as of December 31, 1999.........................   10


FIXED INCOME PORTFOLIO
   Portfolio Manager's Review..............................................   12
   Schedule of Investments as of December 31, 1999.........................   13


BALANCED PORTFOLIO
   Portfolio Manager's Review..............................................   16
   Schedule of Investments as of December 31, 1999.........................   17


EQUITY PORTFOLIO
   Portfolio Manager's Review..............................................   20
   Schedule of Investments as of December 31, 1999.........................   21

Notes to Financial Statements..............................................   23
Financial Highlights.......................................................   26
Report of Independent Accountants..........................................   31

CONSECO SERIES TRUST



A MESSAGE FROM THE PRESIDENT
================================================================================

Dear Contract Owner:
   Midway through the year, I reported to you that the portfolios were solidly positioned and poised for the new millennium. I am exceptionally pleased to report that we picked up the mid-year performance pace, closing out the year with a strong finishing kick.

   We swept through the Y2K scenario without issue. Common sense and cool heads prevailed in the marketplace and our extensive preparations paid off, enabling us to deliver and settle all transactions according to plan.

   The Equity Portfolio sent a clear signal about the power of research and asset allocation. Our diversified mid-cap growth offering began a steady climb in April as investors cashed in their large-cap holdings to seek equally strong -- or stronger -- earnings from more reasonably priced mid-size companies. Well positioned to capitalize on this investor flight, the Equity Portfolio produced a 50.28%1 one-year total return, outperforming the S&P 500 Index that had a one-year total return of 21.04%.

   As an asset class, fixed income languished in this "best of times, worst of times" market environment as investors fretted over interest rates, rushed to equities and pushed down bond prices.

   The Fixed Income Portfolio fought its way through this tough environment with carefully considered credit selections. Fundamentally strong, this portfolio has solid long-term, potential for our investors.

   Thanks to a skillful blend of mid-cap and high-yielding bond holdings, the Balanced Portfolio enhanced income and produced a one-year total return of 30.83%1. This portfolio outperformed it benchmarks -- the S&P 500 Index and the Lehman Brothers Government/Corporate Index.

   Further on in this report, each portfolio manager provides you with a much more in-depth snapshot of his portfolio's structures and performance.

   What's ahead? Evaluation, evaluation, evaluation.

   Low, relatively flat inflation will continue. Even though 100 basis points of tightening is already embedded in the bond market, you should expect more incremental rate hikes by the Fed. To move forward, the bond market needs a strong, clarifying statement from the Fed that will encourage investment in this fundamental asset class.

   Measured sentiment between equities and bonds have never been wider. Consequently, plenty of asset allocation choices are on the horizon. Look behind the dot-coms, techs and telecoms; you will see a bear market. Within this scenario reside a wide assortment of opportunities -- only once or twice in the market's history have there been better times to invest.

   These trends -- especially Internet expansion -- strongly suggest an increasingly greater role for financial advice and a wholesale return to actively managed, bottom-up investment. Consequently, I submit to you that research, astute analysis, informed risk assessment and asset allocation will play increasingly critical roles in the success of your investment portfolio.

   In an environment such as this, our portfolios are managed to excel in the middle of the risk curve and are designed to help you more confidently plan for your financial future. Moreover, our intense integration of rigorous research, analysis, trading and portfolio management is relatively unusual in the mutual fund industry. The 30 analysts that carefully monitor the Conseco Series Trust portfolios help us to create portfolios that are unmatched in the risk/reward spectrum.

   During 2000, you will encounter a wide array of investment opportunities and asset allocation challenges. Our versatile portfolios are designed to play a core role within your portfolio -- with well-positioned names exhibiting the potential to deliver solid returns.

   As you strive to improve your financial foundation and achieve your investment objectives during 2000, we hope you will continue to keep us in your portfolio.

   Sincerely,

  /s/ MAXWELL E. BUBLITZ
---------------------------------
   Maxwell E. Bublitz, CFA
   President
   Conseco Series Trust


--------------------------------------------------------------------------------
1 Past performance is not predictive of future performance. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual fee waivers and/or expense reimbursements through April 30, 2000. If the waivers were not in place, the portfolio's returns would have been lower. Also, please note that performance does not include separate account expenses.

CONSECO SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES


DECEMBER 31, 1999

===================================================================================================================================
                                                      MONEY           GOVERNMENT        FIXED
                                                      MARKET          SECURITIES        INCOME          BALANCED           EQUITY
                                                     PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
===================================================================================================================================
Assets:
   Investments in securities at value (cost or
   amortized cost $86,540,308, $13,474,834,
   $29,381,277, $44,486,113, and $236,922,275
   respectively) ..............................   $  86,540,308    $  12,945,823    $  28,346,918    $  50,869,113    $ 293,689,068
   Cash .......................................             577              162              151              153              408
   Interest and dividends receivable ..........         138,739          182,605          481,016          319,343           45,113
   Receivable for securities sold .............              --               --               --        1,129,153       10,506,154
   Receivable for shares sold .................              --               --           86,423           24,191               --
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets .............................      86,679,624       13,128,590       28,914,508       52,341,953      304,240,743
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Accrued expenses ...........................          23,763            7,037           15,536           28,139          169,103
   Payable for securities purchased ...........              --               --               --          372,706        3,569,478
   Payable for shares redeemed ................         963,408           17,330               --               --           64,672
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities ........................         987,171           24,367           15,536          400,845        3,803,253
-----------------------------------------------------------------------------------------------------------------------------------
       Net assets .............................   $  85,692,453    $  13,104,223    $  28,898,972    $  51,941,108    $ 300,437,490
===================================================================================================================================
Net assets consist of:
Proceeds from the sales of shares since
   organization, less cost of shares redeemed
   and net equalization .......................   $  85,692,453    $  14,118,876    $  30,571,544    $  45,558,108    $ 241,246,693
Accumulated undistributed net investment
   income on investments ......................              --               --            8,029           13,938               --
Accumulated undistributed net realized
   gains (losses) on investments ..............              --         (485,642)        (646,242)         (13,938)       2,424,004
Net unrealized appreciation (depreciation) on
   investments ................................              --         (529,011)      (1,034,359)       6,383,000       56,766,793
-----------------------------------------------------------------------------------------------------------------------------------
       Net assets .............................   $  85,692,453    $  13,104,223    $  28,898,972    $  51,941,108    $ 300,437,490
===================================================================================================================================
Shares outstanding (unlimited number of
   shares authorized) .........................      85,692,453        1,195,528        3,079,108        3,545,653       12,962,862
Net asset value, redemption price and
   offering price per share ...................   $        1.00    $       10.96    $        9.39    $       14.65    $       23.18
===================================================================================================================================


STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999

===================================================================================================================================
                                                      MONEY           GOVERNMENT        FIXED
                                                      MARKET          SECURITIES        INCOME          BALANCED           EQUITY
                                                     PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
===================================================================================================================================

Investment income:
   Interest ...................................   $   2,345,626    $     653,699    $   1,865,505    $   1,343,669    $     445,507
   Dividends ..................................              --            6,400           63,030          256,439        1,118,561
-----------------------------------------------------------------------------------------------------------------------------------
     Total investment income ..................       2,345,626          660,099        1,928,535        1,600,108        1,564,068
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment advisory fees ...................         219,494           52,459          135,467          290,656        1,527,354
   Administration agreement ...................          26,225            5,209           12,100           19,144           88,225
   Administration fees ........................          10,201            3,505           10,336           17,608          103,832
   Custody fees ...............................           9,650            2,308            5,944            9,737           50,882
   Directors expenses .........................           6,465            1,547            3,982            6,523           34,086
   Reports - printing .........................           5,292            1,266            3,260            5,339           27,903
   Audit fees .................................           4,079              976            2,513            4,115           21,508
   Pricing service ............................              --              762            1,960            3,210           16,783
   Reporting service fees .....................           2,022              484            1,246            2,041           10,664
   Legal fees .................................           1,311              314              808            1,323            6,914
   Insurance ..................................             178               42              110              180              939
   Other ......................................           1,394              924            3,457            6,812           18,766
-----------------------------------------------------------------------------------------------------------------------------------
     Total expenses ...........................         286,311           69,796          181,183          366,688        1,907,856
-----------------------------------------------------------------------------------------------------------------------------------
Less:  expenses charged to the Adviser (Note 3)         109,747               --               --           44,716          117,489
-----------------------------------------------------------------------------------------------------------------------------------
     Net expenses .............................         176,564           69,796          181,183          321,972        1,790,367
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) .............       2,169,062          590,303        1,747,352        1,278,136         (226,299)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses)
on investments:
   Net realized gains (losses) on sales
      of investments ..........................          (5,026)        (253,273)        (594,992)       8,598,436       86,990,337
   Net change in unrealized appreciation
      (depreciation) on investments ...........              --         (587,100)      (1,231,899)       2,658,246       14,254,138
===================================================================================================================================
   Net realized and unrealized gains
      (losses) on investments .................          (5,026)        (840,373)      (1,826,891)      11,256,682      101,244,475
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from operations .........................   $   2,164,036    $    (250,070)   $     (79,539)   $  12,534,818    $ 101,018,176
===================================================================================================================================

                             The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31,

===========================================================================================================================
                                                                       MONEY MARKET                      GOVERNMENT
                                                                        PORTFOLIO                   SECURITIES PORTFOLIO
                                                                 1999             1998             1999              1998
===========================================================================================================================
Operations:
   Net investment income (loss) .......................    $   2,169,062    $     698,639    $     590,303    $     325,840
   Net realized gains (losses) on sales
      of investments ..................................           (5,026)            (453)        (253,273)          27,265
   Net change in unrealized appreciation
      (depreciation) on investments ...................               --               --         (587,100)          19,664
---------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
         from operations ..............................        2,164,036          698,186         (250,070)         372,769
---------------------------------------------------------------------------------------------------------------------------
Net income equalization (Note 2) ......................               --               --           (8,040)          (8,047)
---------------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends to shareholders from net
      investment income ...............................       (2,164,036)        (698,186)        (812,087)        (339,729)
   Distributions to shareholders of net
      capital gains ...................................               --               --               --               --
   Distributions to shareholders of return
      of capital ......................................               --               --               --               --
---------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders ..............       (2,164,036)        (698,186)        (812,087)        (339,729)
---------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
   Net proceeds from sales of shares ..................      149,770,185       37,710,202        8,602,699        5,982,203
   Net asset value of shares issued from
     reinvestment of dividends and distributions ......        2,164,036          698,186          820,127          347,776
   Cost of shares redeemed ............................      (87,460,119)     (25,792,773)      (3,154,925)      (2,718,728)
---------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets from capital
       share transactions .............................       64,474,102       12,615,615        6,267,901        3,611,251
---------------------------------------------------------------------------------------------------------------------------
     Total increase in net assets .....................       64,474,102       12,615,615        5,197,704        3,636,244
---------------------------------------------------------------------------------------------------------------------------
Net assets, beginning of period .......................       21,218,351        8,602,736        7,906,519        4,270,275
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period .............................    $  85,692,453    $  21,218,351    $  13,104,223    $   7,906,519
===========================================================================================================================

Share data:
   Sold ...............................................      149,770,185       37,710,202          748,838          491,676
   Issued in reinvestment of dividends and
      distributions ...................................        2,164,036          698,186           72,150           28,679
   Redeemed ...........................................      (87,460,119)     (25,792,773)        (276,415)        (224,071)
---------------------------------------------------------------------------------------------------------------------------
       Net increase ...................................       64,474,102       12,615,615          544,573          296,284
===========================================================================================================================

                         The accompanying notes are an integral part of these financial statements.

4

CONSECO SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31,

===================================================================================================================================
                                                         FIXED                      BALANCED                       EQUITY
                                                    INCOME PORTFOLIO                PORTFOLIO                     PORTFOLIO
                                                  1999           1998          1999           1998           1999           1998
===================================================================================================================================
Operations:
   Net investment income (loss) .......... $   1,747,352  $   1,350,944  $   1,278,136  $   1,217,595  $    (226,299) $   1,209,790
   Net realized gains (losses) on sales
      of investments .....................      (594,992)       137,501      8,598,436       (468,931)    86,990,337      4,922,021
   Net change in unrealized appreciation
      (depreciation) on investments ......    (1,231,899)      (204,295)     2,658,246      2,427,677     14,254,138     25,965,179
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net
       assets from operations ............       (79,539)     1,284,150     12,534,818      3,176,341    101,018,176     32,096,990
-----------------------------------------------------------------------------------------------------------------------------------
Net income equalization (Note 2) .........       (10,808)       (14,031)        (2,235)       (52,424)            (4)           (46)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends to shareholders from net
      investment income ..................    (1,747,352)    (1,350,944)    (1,278,138)    (1,217,595)      (118,185)    (2,790,228)
   Distributions to shareholders of net
      capital gains ......................            --             --     (8,129,505)            --    (84,221,849)    (4,922,022)
   Distributions to shareholders of
      return of capital ..................            --       (128,334)            --     (1,386,070)            --    (10,605,440)
-----------------------------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders     (1,747,352)    (1,479,278)    (9,407,643)    (2,603,665)   (84,340,034)   (18,317,690)
-----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
   Net proceeds from sales of shares .....     9,468,340      8,212,548      4,798,421     17,767,542      6,329,932     27,848,498
   Net asset value of shares issued
      from reinvestment of dividends
      and distributions ..................     1,758,160      1,493,309      9,409,878      2,656,089     84,340,039     18,317,737
   Cost of shares redeemed ...............    (4,475,290)    (6,788,092)   (11,296,020)    (2,962,396)   (41,911,535)   (41,930,174)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets from
       capital share transactions ........     6,751,210      2,917,765      2,912,279     17,461,235     48,758,436      4,236,061
-----------------------------------------------------------------------------------------------------------------------------------
     Total increase in net assets ........     4,913,511      2,708,606      6,037,219     17,981,487     65,436,574     18,015,315
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, beginning of period ..........    23,985,461     21,276,855     45,903,889     27,922,402    235,000,916    216,985,601
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ................ $  28,898,972  $  23,985,461  $  51,941,108  $  45,903,889  $ 300,437,490  $ 235,000,916
===================================================================================================================================

Share data:
   Sold ..................................       975,387        810,448        330,450      1,296,774        265,451      1,402,600
   Issued in reinvestment of dividends
      and distributions ..................       183,074        147,717        645,150        190,932      3,638,854        826,092
   Redeemed ..............................      (467,148)      (669,613)      (788,443)      (225,383)    (1,828,311)    (2,103,306)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase ........................       691,313        288,552        187,157      1,262,323      2,075,994        125,386
===================================================================================================================================

                             The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
MONEY MARKET PORTFOLIO

================================================================================
PORTFOLIO MANAGER'S REVIEW

   In stark contrast to the U.S. equities market, 1999 has unfortunately proven to be one of the worst markets for the fixed income investor. Through the year, 30-year interest rates increased from 5.09% to 6.48% by year-end, registering its worst total return year ever. The S&P 500 completed its fifth consecutive year of 20.00% growth or more with a year-to-date return of 21.04%.

   The Federal Reserve's Monetary Policy took center stage during 1999. The ongoing tug-of-war between manageable economic growth and resurgence in the rate of inflation continued to pull on the markets through the year. As the Fed gradually increased short-term interest rates, effectively unwinding the easing moves designed to prop up the global markets in late 1998, inflation remained largely in check. While increases in productivity through new technology have been disinflationary, a chronically tight labor market and rising commodity prices (particularly oil) have put upward pressure on inflation.

   Also, impacting the money market sector was Y2K. Its impact on the market started in the first quarter of 1999 with record corporate issuance. Corporations continued to access the fixed income markets at a record pace through the third quarter as they sought to refinance debt and term out commercial paper.

   As we enter a new year and a new millennium, we expect the current portfolio structure, which has served us well through the past year, will remain intact through the first quarter of 2000. This structure emphasizes a high level of income while maintaining liquidity to allow for funding needs and enabling us to adjust quickly to any Fed decisions.

   The objectives of the money market portfolio have not changed. We attempt to balance safety, liquidity, and total return in managing a fully diversified portfolio of money market securities. These objectives are met by investing in United States Government and agency obligations, top-tier commercial paper, and highly rated short corporate debt.




/s/ GREGORY J. HAHN
------------------------------------
Gregory J. Hahn, CFA
Senior Vice President
Conseco Capital Management, Inc.

CONSECO SERIES TRUST
MONEY MARKET PORTFOLIO
Schedule of Investments
DECEMBER 31, 1999


================================================================================
PRINCIPAL
 AMOUNT                    SECURITY                                   VALUE
--------------------------------------------------------------------------------
           MUNICIPAL BONDS
           (11.2% of Net Assets) (a)
2,000,000  Abilene, Texas Health Facilities Development,
           Revenue, SAVR (c), 6.590%, due 09/22/2025 ............  $ 2,000,000
1,000,000  Boca Raton Community Hospital, 6.050%,
           due 12/01/2028 (b) ...................................    1,000,000
1,000,000  California Housing Finance Agency, Revenue,
           5.200%, due 08/01/2029 (b) ...........................    1,000,000
  400,000  Clinic Building Company, Inc., 6.520%,
           due 12/01/2018 (b) ...................................      400,000
  700,000  Community Health Systems, 6.050%,
           due 10/03/2003 (b) ...................................      700,000
  985,000  Community Health Systems, 6.050%,
           due 10/03/2003 (b) ...................................      985,000
2,500,000  Georgetown University DC, SAVR (c), 6.200%,
           due 04/01/2029 .......................................    2,500,000
  500,000  Volusia County Florida Individual Development
           Authority, Revenue, SAVR (c), 6.670%,
           due 02/01/2000 .......................................      500,000
  500,000  Yellowood Acres, Inc., SAVR (c), 6.670%,
           due 12/01/2028 .......................................      500,000
                                                                   -----------
           TOTAL MUNICIPAL BONDS ................................  $ 9,585,000
                                                                   ===========
           CERTIFICATES OF DEPOSIT
           (5.8% of Net Assets) (a)

           DEPOSITORY INSTITUTIONS (5.8%)
2,500,000  Deutsche Bank Financial, Inc., 5.970%,
           due 01/28/2000 .......................................    2,499,949
2,500,000  Svenska Handelbanken, Inc., 6.060%,
           due 01/24/2000 .......................................    2,500,099
                                                                   -----------
           TOTAL CERTIFICATES OF DEPOSIT ........................  $ 5,000,048
                                                                   ===========
           COMMERCIAL PAPER
           (72.3% of Net Assets) (a)

           AIR TRANSPORTATION (2.3%)
2,000,000  Kitty Hawk Funding Corp., 6.050%,
           due 01/28/2000 .......................................    1,990,589
                                                                   -----------
           AUTO REPAIR, SERVICES, PARKING (4.1%)
3,500,000  Hertz Corp., 5.940%, due 01/10/2000 ..................    3,494,225
                                                                   -----------
           CHEMICALS AND ALLIED PRODUCTS (8.7%)
2,000,000  American Home Products Corp., 6.020%,
           due 01/18/2000 .......................................    1,993,980
3,000,000  Monsanto Co., 6.050%, due 01/26/2000 .................    2,986,892
2,500,000  The Proctor and Gamble Co., 5.860%,
           due 01/25/2000 .......................................    2,489,826
                                                                   -----------
                                                                     7,470,698
                                                                   -----------
           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (3.4%)
  500,000  Bell Atlantic Network Funding Corp., 6.400%,
           due 01/11/2000 .......................................      499,022
2,400,000  Bellsouth Telecommunications, Inc., 6.050%,
           due 02/04/2000 .......................................    2,385,883
                                                                   -----------
                                                                     2,884,905
                                                                   -----------
           DEPOSITORY INSTITUTIONS (7.0%)
3,000,000  Citibank Capital Markets Assets, 6.100%,
           due 01/24/2000 .......................................  $ 2,987,800
3,000,000  Montauk Funding Corp., 6.080%,
           due 01/28/2000 .......................................    2,985,813
                                                                   -----------
                                                                     5,973,613
                                                                   -----------
           ELECTRICAL, OTHER ELECTRICAL EQUIPMENT,
           EXCEPT COMPUTERS (1.8%)
1,500,000  Motorola, Inc., 5.950%, due 01/18/2000 ...............    1,495,538
                                                                   -----------
           FOOD AND KINDRED PRODUCTS (5.2%)
3,000,000  Coca Cola Co., 5.800%, due 02/28/2000 ................    2,971,483
1,500,000  General Mills, Inc., 5.670%, due 01/10/2000 ..........    1,497,638
                                                                   -----------
                                                                     4,469,121
                                                                   -----------
           INSURANCE CARRIERS (2.9%)
2,500,000  MetLife Funding, 5.870%, due 01/26/2000 ..............    2,489,401
                                                                   -----------
           NON-DEPOSITORY CREDIT INSTITUTIONS (8.1%)
2,500,000  Enterprise Funding Corp., 5.980%,
           due 02/10/2000 .......................................    2,482,974
2,500,000  General Electric Capital Corp., 5.870%,
           due 01/18/2000 .......................................    2,492,663
2,000,000  General Motors Acceptance Corp., 5.950%,
           due 01/28/2000 .......................................    1,990,744
                                                                   -----------
                                                                     6,966,381
                                                                   -----------
           OIL AND GAS EXTRACTION (3.3%)
2,800,000  Petrofina Deleware, Inc., 6.000%, due 01/27/2000 .....    2,787,400
                                                                   -----------
           PAPER AND ALLIED PRODUCTS (3.5%)
3,000,000  Weyerhaeuser Co., 6.100%, due 02/18/2000 .............    2,975,092
                                                                   -----------
           PRINTING, PUBLISHING & ALLIED LINES (1.7%)
1,500,000  Gannett Co., 5.950%, due 01/14/2000 ..................    1,496,529
                                                                   -----------
           RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS (2.3%)
2,000,000  Nike, Inc., 5.950%, due 01/10/2000 ...................    1,996,694
                                                                   -----------
           SECURITY AND COMMODITY BROKERS (9.3%)
2,500,000  Franklin Resources, Inc., 5.870%, due 02/14/2000 .....    2,481,656
2,000,000  Goldman Sachs Group, L.P., 5.980%,
           due 01/18/2000 .......................................    1,994,020
2,000,000  Merrill Lynch & Company, Inc., 5.960%,
           due 01/18/2000 .......................................    1,994,040
1,500,000  Morgan Stanley Dean Witter & Co., Inc., 6.050%,
           due 01/13/2000 .......................................    1,496,723
                                                                   -----------
                                                                     7,966,439
                                                                   -----------
           STONE, CLAY, GLASS, AND CONCRETE PRODUCTS (3.5%)
3,000,000  Minnesota Mining and Manufacturing Co., 5.950%,
           due 02/25/2000 .......................................    2,972,233
                                                                   -----------


   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
MONEY MARKET PORTFOLIO
Schedule of Investments
DECEMBER 31, 1999


================================================================================
PRINCIPAL
 AMOUNT                    SECURITY                                   VALUE
--------------------------------------------------------------------------------
            TRANSPORTATION EQUIPMENT (5.2%)
 1,500,000  Allied Signal, Inc., 5.930%, due 01/20/2000 .........  $ 1,495,058
 3,000,000  DaimlerChrysler AG, 6.090%, due 01/21/2000 ..........    2,989,344
                                                                   -----------
                                                                     4,484,402
                                                                   -----------
            TOTAL COMMERCIAL PAPER ..............................  $61,913,260
                                                                   ===========


  NUMBER
 OF SHARES
-----------
            SHORT-TERM INVESTMENTS
            (11.7% of Net Assets) (a)
10,042,000  AIM Liquid Asset Portfolio ..........................   10,042,000
                                                                   -----------
            TOTAL SHORT-TERM INVESTMENTS ........................  $10,042,000
                                                                   ===========
            TOTAL INVESTMENTS
            (101.0% of Net Assets) ..............................  $86,540,308
                                                                   ===========
            Cash, Receivables and Other Assets,
            net of Liabilities (-1.0% of Net Assets) ............     (847,855)
                                                                   -----------
            NET ASSETS (100.0%) .................................  $85,692,453
                                                                   ===========


---------------------------------------------------------
(a) Using S.I.C. codes prepared by the Technical Committee on Industrial Classifications.
(b) Variable Coupon Rate.
(c) SAVR - Select Auction Variable Rate.



   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
GOVERNMENT SECURITIES PORTFOLIO

================================================================================
PORTFOLIO MANAGER'S REVIEW

   During 1999, the fixed income market experienced one of its worst years ever. The Federal Reserve's goal of keeping inflation in check with manageable economic growth saw a tightening monetary policy. The Fed gradually increased short-term interest rates with three 25 basis point moves, which pushed 30-year interest rates from 5.09% to 6.48% by year-end. The year 1999 also witnessed Y2K fears fueling increased market volatility.

   With the rise in interest rates, the markets were far from orderly during 1999. Our investment style emphasizes security selection combined with a disciplined portfolio structure that controls risk. We do not attempt to time changes in interest rates; our discipline is to remain fully invested. While these markets challenge our investment style, they also present investors with opportunities.

   To take advantage of these opportunities, it is best to view the Government Securities Portfolio broken down into three maturity sections or buckets: short, intermediate, and long. In the short maturity bucket, CCM's strategy is to substitute asset-backed products, commercial mortgage-backed products, and corporate securities in lieu of U.S. Treasuries. Credits in these investment categories will provide us the opportunity to significantly enhance our yield relative to that of the index.

   In the intermediate segment of the portfolio, our strategy is to hold mortgaged-backed and agency debt. Currently, the portfolio is underweight in mortgage-backed product and slightly overweight in agency debt versus the index. The strategy has benefited performance, given the mortgage market's recent environment. We will look to increase our mortgage-backed exposure as attractive relative value is presented.

   Our long maturity strategy in the Government Securities Portfolio is to primarily hold U.S. Treasuries. We will look to purchase off-the-run treasuries on a relative value basis on the expectation that government buy-backs will cause these bonds to out-perform.

   In the year to come, we will continue to emphasize a high level of coupon income, a duration which is within 2% of the benchmark, and an ongoing focus on the spread sectors: mortgage-backed and asset-backed products. We believe that our disciplined investment process coupled with our expertise in portfolio management, trading, and research will allow us to take full advantage of many relative value opportunities in year 2000.




/s/ GREGORY J. HAHN
------------------------------------
Gregory J. Hahn, CFA
Senior Vice President
Conseco Capital Management, Inc.



         [The following table represents a chart in the printed piece.]


================================================================================
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GOVERNMENT SECURITIES PORTFOLIO, THE LEHMAN BROTHERS GOVERNMENT AND THE LEHMAN BROTHERS MBS INDEX

                         Accumulated Value (Thousands)
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES

DATE            GOVERNMENT SECURITIES    LEHMAN BROTHERS      LEHMAN BROTHERS
                PORTFOLIO                GOVERNMENT INDEX     MBS INDEX
                ---------                ----------------     ---------

12/31/89        10,000                   10,000               10,000
12/31/90        11,304                   10,872               11,072
12/31/91        13,081                   12,538               12,813
12/31/92        13,990                   13,444               13,705
12/31/93        15,271                   14,877               14,642
12/31/94        14,843                   14,374               14,407
12/31/95        17,418                   17,011               16,827
12/31/96        17,897                   17,482               17,727
12/31/97        19,375                   19,158               19,409
12/31/98        20,746                   21,045               20,760
12/31/99        20,237                   20,576               21,146

----------------------------------
AVERAGE ANNUAL TOTAL RETURN
----------------------------------
1 YEAR    5 YEARS    10 YEARS
----------------------------------
-2.48%     6.61%       7.30%
----------------------------------
Past performance is not predictive
of future performance.  Performance
does not include separate account
expenses.
================================================================================

CONSECO SERIES TRUST
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments
DECEMBER 31, 1999


================================================================================
PRINCIPAL
 AMOUNT                    SECURITY                                   VALUE
--------------------------------------------------------------------------------
           CORPORATE BONDS
           (10.8% of Net Assets) (a)

           AIR TRANSPORTATION (1.2%)
 150,000   Airborne Freight Corp., 8.875%,
           due 12/15/2002 .......................................   $  156,375
                                                                    ----------
           APPAREL AND OTHER FINISHED PRODUCTS (0.7%)
 100,000   Tommy Hilfiger Corp., 6.500%, due 06/01/2003 .........       95,125
                                                                    ----------
           DEPOSITORY INSTITUTIONS (1.5%)
 200,000   Dime Bancorp, Inc., 7.000%, due 07/25/2001 ...........      198,250
                                                                    ----------
           FOOD AND KINDRED PRODUCTS (1.5%)
 100,000   Nabisco, Inc., 6.000%, due 02/15/2011 ................       98,625
 100,000   Tyson Foods, Inc., 6.080%, due 02/01/2010 ............      100,000
                                                                    ----------
                                                                       198,625
                                                                    ----------
           FOOD STORES (0.8%)
 100,000   Safeway, Inc., 5.750%, due 11/15/2000 ................       99,375
                                                                    ----------
           MEASURING INSTRUMENTS, PHOTO GOODS,
           WATCHES (0.7%)
 100,000   Bausch & Lomb, Inc., 6.150%, due 08/01/2001 ..........       98,500
                                                                    ----------
           REAL ESTATE INVESTMENT TRUSTS
           (REITS) (1.7%)
 225,000   Camden Property Trust, 6.750%, due 11/15/2001 ........      221,063
                                                                    ----------
           SECURITY AND COMMODITY BROKERS (2.7%)
 100,000   Lehman Brothers Holdings, Inc., 7.000%,
           due 05/15/2003 .......................................       98,500
 150,000   Lehman Brothers Holdings, Inc., Series D, MTN,
           9.000%, due 09/28/2001 ...............................      153,750
 100,000   Morgan Stanley Dean Witter & Co., 5.875%,
           due 04/24/2000 .......................................       99,882
                                                                    ----------
                                                                       352,132
                                                                    ----------
           TOTAL CORPORATE BONDS (COST $1,440,846) ..............   $1,419,445
                                                                    ==========

           MUNICIPAL BONDS
           (10.3% of Net Assets) (a)
 280,000   Alaska Industrial Development & Export Auth.,
           6.625%, due 05/01/2006 ...............................      262,850
 200,000   Azusa Pacific University California, Revenue,
           7.250%, due 04/01/2009 ...............................      192,250
 330,000   Cherokee County Georgia Water and Sewer
           Authority, Revenue, 6.750%, due 08/01/2009 ...........      311,850
 115,000   Halifax Florida Hospital, Revenue, Series B,
           6.375%, due 04/01/2001 ...............................      113,994
 300,000   Las Vegas, Nevada, 6.700%, due 07/01/2008 ............      285,000
 200,000   Pinellas County Florida Housing Finance
           Authority Multifamily Mtg., Revenue,
           6.750%, due 07/01/2011 ...............................      187,000
                                                                    ----------
           TOTAL MUNICIPAL BONDS (COST $1,428,344) ..............   $1,352,944
                                                                    ==========
           ASSET BACKED SECURITIES
           (11.1% of Net Assets) (a)
  47,015   Bear Stearns Commercial Mortgage
           Securities, Inc., 99-C1 A1, 5.910%, due 05/14/2008 ...   $   44,579
 200,000   EQCC Home Equity Loan Trust, 97-1 A7, 7.120%,
           due 05/15/2028 .......................................      194,015
 300,000   Fingerhut Master Trust, 98-1 A, 6.070%,
           due 02/15/2005 .......................................      295,188
 101,120   Green Tree Recreational Equipment & Consumer
           Trust, 97-C B, 6.750%, due 02/15/2018 (b)
           Cost--$101,097; Acquired--09/08/1997 .................       94,468
 100,000   Metris Master Trust, 97-1 B, 7.110%,
           due 10/20/2005 .......................................       97,903
 225,000   Residential Asset Securities Corporation,
           99-KS2 AI3, 6.600%, due 06/25/2020 ....................     222,759
 250,000   Residential Funding Mortgage Securities,
           99-HI8 AI2, 7.030%, due 07/25/2010 ....................     248,528
  27,393   Tiers Asset-Backed Securities, Series CHAMT
           Trust 97-7, 6.688%, due 11/15/2003 ....................      27,393
 236,966   The Money Store Home Equity Trust, 93-C A3,
           5.750%, due 10/15/2022 ................................     227,188
           TOTAL ASSET BACKED SECURITIES
           (COST $1,484,623) .....................................  $1,452,021
                                                                    ==========
           COLLATERALIZED MORTGAGE OBLIGATIONS
           (4.4% of Net Assets) (a)
 600,000   Federal Home Loan Mortgage Corp.,
           2149 Trust, 6.500%, due 01/15/2022 ....................     570,226
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
           (COST $589,148) .......................................  $  570,226
                                                                    ==========
           U. S. GOVERNMENT AND AGENCY OBLIGATIONS
           (59.4% of Net Assets) (a)
 250,000   Federal Home Loan Bank, 6.020%, due 10/29/2003 ........     238,663
 100,000   Federal Home Loan Bank, 5.275%, due 11/20/2003 ........      94,314
 500,000   Federal Home Loan Bank, 7.080%, due 07/21/2006 ........     486,748
 250,000   Federal Home Loan Bank, 5.250%, due 01/29/2004 ........     236,165
 197,631   Federal Home Loan Mortgage Corp., # C29168,
           6.500%, due 07/01/2029 ................................     186,514
  90,197   Federal Home Loan Mortgage Corp., # D66012,
           7.000%, due 11/01/2025 ................................      87,350
 148,045   Federal Home Loan Mortgage Corp.,
           Multi Family Pool, 6.775%, due 11/01/2003 .............     145,946
 917,847   Federal Home Loan Mortgage Corp., # C00880,
           6.500%, due 11/01/2029 ................................     866,218
 399,556   Federal Home Loan Mortgage Corp., # C28063,
           6.500%, due 07/01/2029 ................................     377,080
 299,562   Federal Home Loan Mortgage Corp., # C32176,
           7.000%, due 10/01/2029 ................................     290,107


   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments
DECEMBER 31, 1999


================================================================================
PRINCIPAL
 AMOUNT                    SECURITY                                   VALUE
--------------------------------------------------------------------------------
           U. S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
 499,239   Federal Home Loan Mortgage Corp., # C32330,
           7.500%, due 10/01/2029 ...............................  $   494,559
 399,721   Federal Home Loan Mortgage Corp., # C32933,
           7.500%, due 11/01/2029 ...............................      395,973
  48,965   Federal Home Loan Mortgage Corp., # E00441,
           7.500%, due 07/01/2011 ...............................       49,363
  45,249   Federal National Mortgage Assn., # 174166,
           8.000%, due 06/01/2002 ...............................       45,631
  78,255   Federal National Mortgage Assn., #190922,
           7.500%, due 07/01/2001 ...............................       78,940
  78,470   Federal National Mortgage Assn., # 303780,
           7.000%, due 03/01/2026 ...............................       75,896
 250,000   Federal National Mortgage Assn., MTN, 6.430%,
           due 02/06/2008 .......................................      231,259
 200,000   Federal National Mortgage Assn., MTN, 6.110%,
           due 07/14/2003 .......................................      194,631
 500,000   Federal National Mortgage Assn., MTN, 6.200%,
           due 04/01/2009 .......................................      461,209
 200,000   Federal National Mortgage Assn., MTN, 5.330%,
           due 10/22/2003 .......................................      190,271
 150,000   Federal National Mortgage Assn., 6.000%,
           due 02/23/2009 .......................................      134,741
 650,000   Federal National Mortgage Assn., Series B,
           MTN, 6.040%, due 02/25/2009 ..........................      585,540
 301,492   Government National Mortgage Assn., # 408675,
           7.500%, due 01/15/2026 ...............................      298,288
   1,400   Government National Mortgage Assn., # 044522,
           13.000%, due 03/15/2011 ..............................        1,616
   4,456   Government National Mortgage Assn., # 119896,
           13.000%, due 11/15/2014 ..............................        5,143
 200,000   U.S. Treasury Bond, 8.000%, due 11/15/2021 ...........      227,089
 100,000   U.S. Treasury Bond, 6.375%, due 08/15/2027 ...........       96,047
 875,000   U.S. Treasury Bond, 5.250%, due 11/15/2028 ...........      721,479
 425,000   U.S. Treasury Bond, 5.250%, due 02/15/2029 ...........      352,105
 150,000   U.S. Treasury Note, 5.500%, due 02/15/2008 ...........      140,552
                                                                   -----------

           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
           (COST $8,168,873) ....................................  $ 7,789,437
                                                                   ===========


================================================================================
 NUMBER
OF SHARES                  SECURITY                                   VALUE
--------------------------------------------------------------------------------
           PREFERRED STOCKS
           (0.8% of Net Assets) (a)

           INSURANCE CARRIERS (0.8%)
   4,000   Lincoln National Corp., 6.400%, TOPrS (c) ............  $    98,750
                                                                   -----------
           TOTAL PREFERRED STOCKS (COST $100,000) ...............  $    98,750
                                                                   ===========
           SHORT-TERM INVESTMENTS
           (2.0% of Net Assets) (a)
 263,000   AIM Liquid Asset Portfolio ...........................      263,000
                                                                   -----------
           TOTAL SHORT-TERM INVESTMENTS
           (COST $263,000) ......................................  $   263,000
                                                                   ===========
           TOTAL INVESTMENTS
           (COST $13,474,834)
           (98.8% of Net Assets) ................................  $12,945,823
                                                                   ===========
           Cash, Receivables and Other Assets,
           net of Liabilities (1.2% of Net Assets) ..............      158,400
                                                                   -----------
           NET ASSETS (100.0%) ..................................  $13,104,223
                                                                   ===========


---------------------------------------------------------
(a) Using S.I.C. codes prepared by the Technical Committee on Industrial Classifications
(b) Security issued by Conseco Finance Corp. (formerly Green Tree Financial Corp.) (Conseco Finance), a wholly owned subsidiary of Conseco, Inc. effective June 30, 1998. Conseco Finance originates, purchases, sells and services consumer and commercial finance loans throughout the United States
(c) TOPrS- Trust Originated Preferred Securities.


   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
FIXED INCOME PORTFOLIO

================================================================================
PORTFOLIO MANAGER'S REVIEW

   Despite one of the worst-ever fixed-income markets, we have worked to maintain a steady focus on long-term goals. Our investment style emphasizes security selection combined with a disciplined portfolio structure that controls risk. We don't attempt to time changes in interest rates; our discipline is to remain fully invested. While these markets challenge our investment style, they also present investors with opportunities.

   During the fourth quarter, we held our position in Cable & Wireless Communications (Baa1/A-), which we expect will be tendered for U.S. Treasuries plus 10 basis points. Dime Bancorp (Ba1/BBB-) was reviewed recently for upgrade by Moody's based on its merger with Hudson United Bank.

   In addition, Union Planters Bank bonds (Baa1/BBB) remained undervalued due to a sluggish bank sector. These bonds lagged further behind as the Financial Accounting Standards Board contemplated the accounting treatment for bonds issued with mandatory put and call provisions.

   Heavily affecting the fixed-income market was the Federal Reserve's monetary policy. The ongoing tug-of-war between manageable economic growth and resurgence in the rate of inflation continued to pull on the markets through the year. As the Fed gradually increased short-term interest rates, inflation remained largely in check. Even with disinflationary increases in productivity through new technology, a chronically tight labor market and rising commodity prices (particularly oil) have put upward pressure on inflation.

   Another top story was Y2K. Its impact on the market started in the first quarter of 1999 with a record number of corporate issues. Corporations continued to access the fixed income markets at a record pace through the third quarter as they sought to refinance debt and term out commercial paper.

   With the general rise in interest rates and corporate issues, the markets were far from orderly during 1999.

   Moving into the Year 2000, we expect the current portfolio structure, which has served us well through the past year, will remain intact through the first quarter.

   This structure emphasizes a high level of coupon income, a duration within 2% of the benchmark and a continued emphasis on the spread sectors: corporate, mortgage-backed securities/asset-backed securities and taxable municipal bonds. Within the corporate sector, we remain constructive on the media, cable and energy sectors. However, as the economy slows, we expect several sectors may underperform including airlines, chemicals and retail.


/s/ GREGORY J. HAHN
------------------------------------
Gregory J. Hahn, CFA
Senior Vice President
Conseco Capital Management, Inc.


         [The following table represents a chart in the printed piece.]

================================================================================
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE FIXED INCOME PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

-----------------------------------
   AVERAGE ANNUAL TOTAL RETURN
-----------------------------------
                          SINCE
1 YEAR      5 YEARS    INCEPTION(1)
-----------------------------------
-0.44%        7.92%       5.44%
-----------------------------------
(1) The inception date of this Port-
folio was May 1, 1993.  Past perfor-
mance is not predictive of future
performance.  Performance does not
include separate account expenses.

                         Accumulated Value (Thousands)
--------------------------------------------------------------------------------
                    FIXED INCOME PORTFOLIO      LEHMAN BROTHERS
DATE                PORTFOLIO                   GOVERNMENT/CORPORATE|INDEX
----                ---------                   --------------------------
5/1/93              10,000                      10,000
12/31/93            10,599                      10,602
12/31/94            10,314                      10,230
12/31/95            12,196                      12,198
12/31/96            12,802                      12,552
12/31/97            14,072                      13,777
12/31/98            14,941                      15,082
12/31/99            14,883                      14,757

================================================================================

CONSECO SERIES TRUST
FIXED INCOME PORTFOLIO
Schedule of Investments
DECEMBER 31, 1999


================================================================================
PRINCIPAL
 AMOUNT                    SECURITY                                   VALUE
--------------------------------------------------------------------------------
           CORPORATE BONDS
           (63.0% of Net Assets) (a)

           AIR TRANSPORTATION (2.6%)
 391,392   Continental Airlines, Inc., Series 98-1A-ETC,
           6.650%, due 03/15/2019 ................................  $  347,698
 156,321   Delta Airlines, Inc. 1992 ETC-C, 8.540%,
           due 01/02/2007 ........................................     158,861
 250,000   Delta Airlines, Inc., Series C, MTN, 6.650%,
           due 03/15/2004 ........................................     239,375
                                                                    ----------
                                                                       745,934
                                                                    ----------
           APPAREL AND OTHER FINISHED PRODUCTS (0.8%)
 250,000   Tommy Hilfiger Corp., 6.500%, due 06/01/2003 ..........     237,812
                                                                    ----------
           AUTO REPAIR AND PARKING (2.2%)
 100,000   Amerco -MTN, 6.710%, due 10/15/2008 ...................      87,500
 300,000   Amerco -MTN, 7.470%, due 01/15/2027 ...................     286,500
 250,000   Avis Rent A Car, Inc., 11.000%, due 05/01/2009 ........     264,375
                                                                    ----------
                                                                       638,375
                                                                    ----------
           CHEMICALS AND ALLIED PRODUCTS (0.6%)
 200,000   Smith International, Inc., 7.000%,
           due 09/15/2007 ........................................     188,000
                                                                    ----------
           COMMUNICATIONS BY PHONE,
           TELEVISION, RADIO, CABLE (7.5%)
 300,000   ALLTEL Corp., 6.800%, due 05/01/2029 ..................     261,750
 250,000   British Sky Broadcasting, 8.200%,
           due 07/15/2009 ........................................     241,250
 200,000   Cable and Wireless Communications PLC,
           6.750%, due 12/01/2008 ................................     198,500
 200,000   Charter Communications, Inc., 8.250%,
           due 04/01/2007 ........................................     185,500
 250,000   Continental Cablevision, Inc., 9.500%,
           due 08/01/2013 ........................................     276,875
 130,000   Level 3 Communications, Inc., 9.125%,
           due 05/01/2008 ........................................     122,850
 120,000   Level 3 Communications, Inc., 0.000%,
           due 12/01/2008 ........................................      72,600
 300,000   Nextel Communications, Inc., 9.750%,
           due 08/15/2004 ........................................     309,000
 200,000   Sprint Capital Corp., 6.900%, due 05/01/2019 ..........     182,500
 250,000   Telecommunications, Inc., 10.125%,
           due 04/15/2022 ........................................     310,000
                                                                    ----------
                                                                     2,160,825
                                                                    ----------
           DEPOSITORY INSTITUTIONS (7.7%)
 300,000   Dime Bancorp, Inc., 7.000%, due 07/25/2001 ............     297,375
 500,000   PNC Funding Corp., 7.500%, due 11/01/2009 .............     490,625
 750,000   St. Paul Bancorp, Inc., 7.125%, due 02/15/2004 ........     735,000
 250,000   Sovereign Bancorp, Inc., 10.250%, due 05/15/2004 ......     254,375
 500,000   Union Planters Bank, National Association, 6.500%,
           due 03/15/2018 ........................................     451,875
                                                                    ----------
                                                                     2,229,250
                                                                    ----------
           ELECTRIC, GAS, WATER, COGENERATION,
           SANITARY SERVICES (9.3%)
 600,000   AES Eastern Energy, 9.000%, due 01/02/2017, (d)
           Cost--$581,880; Acquired--05/11/1999 &
           08/27/1999 ............................................  $  565,140
 500,000   Coastal Corp., 6.700%, due 02/15/2027 .................     473,750
 300,000   Commonwealth Edison Co., 8.375%,
           due 02/15/2023 ........................................     296,625
 150,000   MCN Investment Corp., 6.350%, due 04/02/2012 ..........     146,063
 250,000   PSI Energy, Inc., 7.850%, due 10/15/2007 ..............     252,500
 200,000   USA Waste Services, Inc., 7.000%,
           due 07/15/2028 ........................................     141,250
 500,000   Utilicorp United, Inc., 7.625%, due 11/15/2009 ........     480,625
 200,000   Waste Management, Inc., 6.625%, due 07/15/2002 ........     188,000
 150,000   Yorkshire Power Finance, Ltd., Series B, 6.496%,
           due 02/25/2008 ........................................     134,438
                                                                    ----------
                                                                     2,678,391
                                                                    ----------
           ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (0.9%)
 300,000   Motorola, Inc., 6.500%, due 11/15/2028 ................     256,875
                                                                    ----------
           FOOD AND KINDRED PRODUCTS (1.7%)
 500,000   Pan American Beverage, Inc., 8.125%,
           due 04/01/2003 ........................................     478,125
                                                                    ----------
           FOOD STORES (0.9%)
 250,000   Kroger Co., 6.000%, due 07/01/2000 ....................     249,063
                                                                    ----------
           GENERAL MERCHANDISE STORES (1.2%)
 350,000   Shopko Stores, Inc., 6.500%, due 08/15/2003 ...........     334,688
                                                                    ----------
           HOTELS, OTHER LODGING PLACES (0.7%)
 200,000   Marriott International, Inc., 6.625%,
           due 11/15/2003 ........................................     192,250
                                                                    ----------
           INSURANCE CARRIERS (2.7%)
 150,000   Delphi Financial Group, Inc., 8.000%,
           due 10/01/2003 ........................................     149,438
 500,000   Mutual Life Insurance Co. of New York, STEP (c)
           0.000%/11.250%, due 8/15/2024, (d)
           Cost--$666,635; Acquired--06/23/1999 ..................     626,604
                                                                    ----------
                                                                       776,042
                                                                    ----------
           LUMBER AND WOOD PRODUCTS, EXCEPT FURNITURE (1.0%)
 300,000   West Fraser Mill, 7.250%, due 09/15/2002, (d)
           Cost--$297,753; Acquired--09/26/1995 ..................     294,375
                                                                    ----------
           MOTION PICTURES, FILMS (0.9%)
 250,000   Liberty Media Corp., 8.500%, due 07/15/2029,
           (d) Cost--$249,117; Acquired--08/11/1999
           & 12/14/1999 ..........................................     251,875
                                                                    ----------
           NON-DEPOSITORY CREDIT INSTITUTIONS (1.3%)
 250,000   DSPL Finance Co., 9.120%, due 12/30/2010, (d)
           Cost--$250,000; Acquired--08/15/1996 ..................     100,000
 300,000   Fidelity Investments, 7.570%, due 06/15/2029, (d)
           Cost--$297,468; Acquired--07/22/1999 ..................     289,500
                                                                    ----------
                                                                       389,500
                                                                    ----------


   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
FIXED INCOME PORTFOLIO
Schedule of Investments
DECEMBER 31, 1999


================================================================================
PRINCIPAL
 AMOUNT                    SECURITY                                   VALUE
--------------------------------------------------------------------------------
           OIL AND GAS EXTRACTION (7.2%)
 250,000   LASMO (USA), Inc., 8.375%, due 06/01/2023 ............  $   256,875
 300,000   Noble Drilling Corp., 7.500%, due 03/15/2019 .........      282,000
 200,000   Occidental Petroleum Corp., 6.750%,
           due 11/15/2002 .......................................      196,500
 250,000   Pride Petroleum Services, Inc., 9.375%,
           due 05/01/2007 .......................................      250,625
 300,000   R&B Falcon Corp., 9.500%, due 12/15/2008 .............      303,750
 800,000   Yosemite Securities Trust I, 8.250%,
           due 11/15/2004 (d) Cost--$799,784
           Acquired--11/04/1999 .................................      788,942
                                                                   -----------
                                                                     2,078,692
                                                                   -----------


           PAPER AND ALLIED PRODUCTS (0.8%)
 250,000   Potlatch Corp., 6.250%, 03/15/2002 ...................      244,375
                                                                   -----------

           PETROLEUM REFINING AND RELATED INDUSTRIES (0.7%)
  50,000   Pennzoil Co., 10.125%, due 11/15/2009 ................       54,563
 150,000   Pennzoil Co., 10.250%, due 11/01/2005 ................      163,500
                                                                   -----------
                                                                       218,063
                                                                   -----------

           PIPE LINES, EXCEPT NATURAL GAS (1.9%)
 200,000   Osprey Trust/Osprey I, 8.310%, due 01/15/2003
           (d) Cost--$200,000 Acquired--09/16/1999 ..............      198,000
 350,000   Pemex Finance, Ltd., 9.690%, due 08/15/2009 ..........      360,500
                                                                   -----------
                                                                       558,500
                                                                   -----------

           PRIMARY METAL INDUSTRIES (0.9%)
 250,000   Easco Corp., Series B, 10.000%, due 03/15/2001 .......      252,500
                                                                   -----------

           REAL ESTATE (0.5%)
 250,000   Pinnacle Holdings, Inc., STEP (c) 0.000%/10.000%,
           03/15/2008 ...........................................      163,750
                                                                   -----------

           REAL ESTATE INVESTMENT TRUSTS
           (REITS) (4.3%)
 100,000   CarrAmerica Realty Corp., 6.625%,
           due 03/01/2005 .......................................       91,625
 250,000   Colonial Realty, L.P., 7.500%, due 07/15/2001 ........      247,813
 200,000   Corporate Property Investors, Inc., 9.000%,
           due 03/15/2002 (d) Cost--$219,360;
           Acquired--03/17/1998 .................................      204,250
 500,000   ERP Operating, L.P., 6.150%, due 09/15/2000 ..........      496,639
 100,000   United Dominion Realty Trust, Inc., 8.125%,
           due 11/15/2000 .......................................       99,250
 100,000   United Dominion Realty Trust, Inc., MTN, 7.600%,
           due 01/25/2002 .......................................       96,750
                                                                   -----------
                                                                     1,236,327
                                                                   -----------

           SECURITY AND COMMODITY BROKERS (3.1%)
 750,000   Lehman Brothers Holdings, Inc., 7.000%,
           05/15/2003 ...........................................      738,750
 150,000   Salomon Smith Barney Holdings, Inc.,
           Series C, MTN, 6.500%, due 08/15/2003 ................      146,438
                                                                   -----------
                                                                       885,188
                                                                   -----------

           TOBACCO PRODUCTS (1.6%)
 500,000   R.J. Reynolds Tobacco Holdings, Inc., 7.375%,
           due 05/15/2003 .......................................      471,875
                                                                   -----------
           TOTAL CORPORATE BONDS (COST $18,870,146) .............  $18,210,650
                                                                   ===========


           MUNICIPAL BONDS
           (5.3% of Net Assets) (a)
 200,000   Azusa Pacific University California, Revenue,
           7.250%, due 04/01/2009 ...............................  $   192,250
 330,000   Doylestown Pennsylvania, Hospital Authority,
           Revenue, 8.375%, due 07/01/2008 ......................      322,988
  82,000   Fort Worth Texas, Higher Education, Finance Corp.,
           Revenue, 7.500%, due 10/01/2006 ......................       81,078
 505,000   North Carolina Eastern Municipal Power Agency
           Revenue, 7.050%, due 01/01/2007 ......................      481,644
 180,000   Reeves County Texas Certificates of Participation,
           6.700%, due 03/31/2005 ...............................      174,150
 300,000   Reeves County Texas Certificates of Participation,
           7.250%, due 06/01/2011 ...............................      280,875
                                                                   -----------
           TOTAL MUNICIPAL BONDS (COST $1,599,605) ..............  $ 1,532,985
                                                                   ===========
           ASSET BACKED SECURITIES
           (10.4% of Net Assets) (a)
 188,061   Bear Stearns Commercial Mortgage Securities, Inc.,
           99-C1 A1, 5.910%, due 05/14/2008 .....................      178,315
 100,000   COMED Transitional Funding Trust, 98-1 A7,
           5.740%, due 12/25/2010 ...............................       90,166
 500,000   Contimortgage Home Equity Loan Trust, 98-2 A7,
           6.570%, due 12/15/2005 ...............................      472,645
  71,398   Copelco Capital Funding Corp., 98-A A2,
           5.780%, due 08/15/2000 ...............................       71,379
 400,000   EQCC Home Equity Loan Trust, 96-4 A6, 6.880%,
           due 07/15/2014 .......................................      397,895
 200,000   EQCC Home Equity Loan Trust, 97-1 A7, 7.120%,
           due 05/15/2028 .......................................      194,015
  48,068   First Union Commercial Mortgage, 99-C2 A1,
           6.363%, due 06/15/2008 ...............................       46,269
 200,000   First Union-Lehman Brothers Commercial
           Mortgage, 97-C2 A2, 6.600%, due 05/18/2007 ...........      193,902
 377,510   GMAC Commercial Mortgage Securities, Inc.,
           99-C1 A1, 5.830%, due 05/15/2033 .....................      352,188
 325,000   Green Tree Home Equity Loan Trust, 99-D A2,
           7.050%, due 09/15/2030, (b) Cost--$324,960;
           Acquired--08/13/1999 .................................      323,733
 200,000   Green Tree Financial Corp., 94-4 A5, 8.300%,
           due 07/15/2019, (b) Cost--$197,813;
           Acquired--09/01/1994 .................................      201,013
  37,410   Green Tree Recreational Equipment & Consumer
           Trust, 96-A A1, 5.550%, due 02/15/2018, (b)
           Cost--$37,375; Acquired 01/19/1996 ...................       37,009
 202,240   Green Tree Recreational Equipment & Consumer
           Trust, 97-C B, 6.750%, due 02/15/2018, (b)
           Cost--$202,193; Acquired 09/08/1997 ..................      188,936
 280,000   Nationslink Funding Corp., 98-2 A1, 6.001%,
           due 11/20/2007 .......................................      265,601
                                                                   -----------
           TOTAL ASSET BACKED SECURITIES
           (COST $3,144,067) ....................................  $ 3,013,066
                                                                   ===========

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
FIXED INCOME PORTFOLIO
Schedule of Investments
DECEMBER 31, 1999


================================================================================
PRINCIPAL
 AMOUNT                    SECURITY                                   VALUE
--------------------------------------------------------------------------------
           COLLATERALIZED MORTGAGE OBLIGATIONS
           (1.2% of Net Assets) (a)
  13,161   Federal Home Loan Mortgage Corp., Structured
           Pass Through Securities, T-4 A1, 7.625%,
           due 08/25/2022 .......................................  $    13,126
  50,000   Federal Home Loan Mortgage Corp.,
           2149 Trust, 6.500%, due 01/15/2022 ...................       47,519
 154,679   Iroquois Trust, 97-1 A, 7.000%, due 12/15/2006 .......      153,832
 142,198   Rural Housing Trust, 87-1 3B, 7.330%,
           due 04/01/2026 .......................................      141,982
                                                                   -----------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
          (COST $359,815) .......................................  $   356,459
                                                                   ===========
           U. S. GOVERNMENT AND AGENCY
           OBLIGATIONS
           (14.5% of Net Assets) (a)
 140,330   Federal Home Loan Mortgage Corp., # G00479,
           9.000%, due 04/01/2025 ...............................      146,162
 374,754   Federal Home Loan Mortgage Corp., # G00943,
           6.000%, due 07/01/2028 ...............................      343,485
 309,823   Federal Home Loan Mortgage Corp., # E73076,
           6.000%, due 11/01/2013 ...............................      294,525
 431,092   Federal Home Loan Mortgage Corp., # C00712,
           6.500%, due 02/01/2029 ...............................      406,843
 849,054   Federal Home Loan Mortgage Corp., # C28063,
           6.500%, due 07/01/2029 ...............................      801,294
 849,406   Federal Home Loan Mortgage Corp., # C32933,
           7.500%, due 11/01/2029 ...............................      841,443
 181,063   Federal Home Loan Mortgage Corp., # E00592,
           6.000%, due 12/01/2013 ...............................      172,123
  21,260   Federal National Mortgage Assn., # 062289,
           6.710%, due 03/01/2028 (e) ...........................       20,914
 108,640   Federal National Mortgage Assn., # 183567,
           7.500%, due 11/01/2022 ...............................      107,485
 127,914   Federal National Mortgage Assn., # 286122,
           7.000%, due 06/01/2024 ...............................      123,716
 112,161   Federal National Mortgage Assn., #349410,
           7.000%, due 08/01/2026 ...............................      108,481
  39,751   Government National Mortgage Assn., # 354859,
           9.000%, due 07/15/2024 ...............................       41,626
   1,321   Government National Mortgage Assn., # 051699,
           15.000%, due 07/15/2011 ..............................        1,553
   1,821   Government National Mortgage Assn., # 056522,
           14.000%, due 08/15/2012 ..............................        2,132
 505,000   U.S. Treasury Bond, 5.250%, due 02/15/2029 ...........      418,384
 375,000   U.S. Treasury Note, 6.000%, due 08/15/2009 ...........      363,535
                                                                   -----------
           TOTAL U.S. GOVERNMENT AND AGENCY
           OBLIGATIONS (COST $4,318,388) ........................  $ 4,193,701
                                                                   ===========

================================================================================
 NUMBER
OF SHARES                  SECURITY                                   VALUE
--------------------------------------------------------------------------------
           PREFERRED STOCKS
           (3.0% of Net Assets) (a)

           INSURANCE CARRIERS (1.4%)
  16,000   Lincoln National Corp., 6.400%, TOPrS (c) ............  $   395,000
                                                                   -----------

           MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (0.4%)
   1,777   River Holding Corp., 11.500%, Series B, PIK (c) ......      106,620
                                                                   -----------

           NON-DEPOSITORY CREDIT INSTITUTIONS (1.2%)
     350   Centaur Funding Corp., 9.080%, (d) Cost--$358,256;
           Acquired--01/04/1999 & 12/09/1998 ....................      357,437
                                                                   -----------
            TOTAL PREFERRED STOCKS (COST $908,256) ..............  $   859,057
                                                                   ===========
           SHORT-TERM INVESTMENTS
           (0.6% of Net Assets)(a)
 181,000   AIM Liquid Asset Portfolio ...........................      181,000
                                                                   -----------
           TOTAL SHORT-TERM INVESTMENTS
           (COST $181,000) ......................................  $   181,000
                                                                   ===========
           TOTAL INVESTMENTS
           (COST $29,381,277) (98.0% of Net Assets) .............  $28,346,918
                                                                   ===========
           Cash, Receivables and Other Assets,
           net of Liabilities (2.0% of Net Assets) ..............      552,054
                                                                   -----------
           NET ASSETS (100%) ....................................  $28,898,972
                                                                   ===========


---------------------------------------------------------
(a) Using S.I.C. codes prepared by the Technical Committee on Industrial Classifications
(b) Security issued by Conseco Finance Corp. (formerly Green Tree Financial Corp.) (Conseco Finance), a wholly owned subsidiary of Conseco, Inc. effective June 30, 1998. Conseco Finance originates, purchases, sells and services consumer and commercial finance loans throughout the United States
(c) PIK--Payment In Kind
    STEP--Bonds where the coupon increases or steps up at a predetermined rate TOPrS--Trust Originated Preferred Securities
(d) Restricted under Rule 144A of the Securities Act of 1933
(e) Floating Rate Bond


   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
BALANCED PORTFOLIO

================================================================================
PORTFOLIO MANAGERS' REVIEW

   During 1999, the equity market saw a record year driven by an ever-increasing amount of selectivity among sectors, while the fixed income market experienced one of its worst years ever. In this environment, growth oriented investors materially outperformed value investors. The charge forward in equities, which propelled the market to new highs, was focused in technology, telecommunications, and the Internet. Despite lofty valuations, these high growth segments of the market became "safe havens," as investors rode out concerns about full employment, wage pressure and inflation.

   In the fixed income market, U.S. Treasury yields increased by over 170 basis points in 1999, as a result of three Fed rate hikes of 25 basis points and continued inflationary fears. Although the Treasury market suffered, the exceptional strength of the U.S. economy boosted performance of the spread sectors. Excess returns (measured by return over U.S. Treasurys) in the corporate and asset-backed sectors (ABS) were the highest since 1991 and 1992, respectively. The high yield market posted the highest excess return of all spread sectors, followed by the corporate, ABS and mortgage-backed sectors
(MBS).

   Throughout 1999, the Balanced Portfolio benefited from our efforts to identify the fastest growing segments of the market and select the best companies within each segment. As always, we continue to employ a balanced approach to security selection, based on strong bottom-up fundamental research.

   Although the fixed income market did not perform well during the year, our bond holdings performed their function of reducing volatility in the fund. In equities, the fund benefited from over-weighting in communication services, consumer staples, and technology sectors. Limited exposure to sectors such as financials and basic materials also helped buoy performance.

   In the technology sector, our core holding in Echostar Communications Corp. (Echostar) continued to post large gains during the fourth quarter. The passage of new legislation in November 1999 allows Echostar to compete with cable companies in the local broadcast market, which is a key catalyst to our investment theme. Another strong performer in technology has been Integrated Device Technology, Inc (IDTI). After suffering through excess capacity in the Static Random Access Memory (SRAM) market for several years, IDTI is emerging as a well positioned player in specialty memory with a focus on communications and switching. Ample capacity and a renewed focus on secular growth products is setting the company up for higher returns on invested capital and strong returns for shareholders. Fourth quarter returns were also driven by select software names. Managing new storage environments and incorporating legacy data with the Internet emerged as key fundamental investment ideas. Our portfolio benefited from this theme via our investment in Veritas Software Corp., a leader in the storage industry.

   In communications, Voicestream Wireless Corporation was an exceptional performer. The company is in the midst of compiling a nationwide wireless network based on the GSM standard. This creates a valuable platform from which the company can capitalize on increasing use of mobile devices aimed at accessing the Internet. Another core holding in communications, Research In Motion, LTD (RIMM), was up nearly 50% for the fourth quarter. In November, the company completed a significant distribution agreement with Dell Computer to market RIMM's Blackberry pager under the Dell name.

   Biotechnology has been an emerging area of focus for us during the last couple of quarters. Our interest is based on the fact that large pharmaceutical companies need to refill their pipelines as patents for key drugs continue to expire. Research spending is migrating toward the development of new drugs and exciting developments surround the efforts to map the human genome. Numerous company visits have yielded investments in some of the players in this area. PE Biosystems Group, a company that provides equipment used in genomic research, is one such investment.

   While we are pleased by our numerous successes during the fourth quarter, the period was not without challenges. Our core holding in Waters Corporation was a drag on our performance. It remains in the portfolio, and we expect it to regain its footing and to be a strong performer in the year ahead. Another name that did not perform as expected was US Foodservice. Although it continues to be a strong fundamental story, it came under heavy selling pressure in the second half of the year. We anticipate that its strong fundamentals will not go unnoticed in 2000.

   As we close 1999, the year will be remembered as one of narrow focus and high valuations. It was also one in which our shareholders were rewarded by an investment process based on strong bottom-up fundamental research and security selection across asset classes. With valuations at record levels, it may be unrealistic to expect similar returns in 2000. Going into the new year, we will be keeping a keen eye on interest rates and the pick up in growth in Europe and Asia. As always, we will be steadfast in our approach to investing in companies with outstanding growth opportunities.


/s/ THOMAS J. PENCE                         /s/ GREGORY J. HAHN
--------------------------------------      ------------------------------------
Thomas J. Pence                                                  Gregory J. Hahn
Senior Vice President                                      Senior Vice President
Conseco Capital Management, Inc.                Conseco Capital Management, Inc.



         [The following table represents a chart in the printed piece.]

================================================================================
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BALANCED PORTFOLIO AND THE S&P 500 INDEX AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

----------------------------------
AVERAGE ANNUAL TOTAL RETURN
----------------------------------
1 YEAR    5 YEARS    10 YEARS
----------------------------------
30.83%    24.85%     16.85%
----------------------------------
Past performance is not predictive
of future performance.  Performance
does not include separate account
expenses.

                         Accumulated Value (Thousands)
--------------------------------------------------------------------------------
             BALANCED      STANDARD & POOR'S 500    LEHMAN BROTHERS
DATE         PORTFOLIO     INDEX                    GOVERNMENT/CORPORATE INDEX
----         ---------     ---------------------    --------------------------
12/31/89     10,000        10,000                   10,000
12/31/90     11,071         9,689                   10,828
12/31/91     13,499        12,641                   12,574
12/31/92     14,994        13,605                   13,528
12/31/93     16,615        14,976                   15,020
12/31/94     16,529        15,174                   14,493
12/31/95     21,734        20,876                   17,281
12/31/96     27,884        25,669                   17,782
12/31/97     33,410        34,232                   19,518
12/31/98     36,270        44,012                   21,366
12/31/99     47,461        53,272                   20,907

================================================================================

CONSECO SERIES TRUST
BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 1999


================================================================================
 NUMBER
OF SHARES                  SECURITY                                   VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS
           (57.5% of Net Assets) (a)

           APPAREL AND ACCESSORY STORES (0.5%)
  13,970   Too, Inc. (b) ........................................  $   240,983
                                                                   -----------
           BUSINESS SERVICES (12.5%)
   3,380   BMC Software, Inc. (b) ...............................      270,190
   2,925   Citrix Systems, Inc. (b) .............................      359,775
   8,410   Concord EFS, Inc. (b) ................................      216,557
   1,610   Electronic Arts, Inc. (b) ............................      135,240
   3,940   Fiserv, Inc. (b) .....................................      150,949
   8,130   go.com (b) ...........................................      193,591
     910   i2 Technologies, Inc. (b) ............................      177,450
   8,870   Legato Systems, Inc. (b) .............................      610,362
   9,620   Microsoft Corp. (b) ..................................    1,123,135
   2,120   Retek, Inc. (b) ......................................      159,530
   1,720   Sapient Corp. (b) ....................................      242,413
   2,380   Scient Corp. (b) .....................................      205,722
   3,100   Siebel Systems, Inc. (b) .............................      260,400
  18,225   Sotheby's Holdings, Inc.--Class A ....................      546,750
   3,410   Symantec, Corp. (b) ..................................      199,911
   9,940   Technology Solutions Co. (b) .........................      325,535
   9,215   VERITAS Software Corp. (b) ...........................    1,318,896
                                                                   -----------
                                                                     6,496,406
                                                                   -----------
           CHEMICALS AND ALLIED PRODUCTS (2.3%)
   2,950   Enzon, Inc. (b) ......................................      127,956
   8,780   Gilead Sciences, Inc. (b) ............................      475,218
   1,800   Medimmune, Inc. (b) ..................................      298,575
   1,470   Protein Design Labs, Inc. (b) ........................      102,900
   5,220   Transkaryotic Therapies, Inc. (b) ....................      200,970
                                                                   -----------
                                                                     1,205,619
                                                                   -----------
           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (13.3%)
   4,180   Adelphia Communications Corp.--Class A (b) ...........      274,313
  24,620   American Mobile Satellite Corp. (b) ..................      518,546
   8,270   American Tower Corp.--Class A (b) ....................      252,748
      50   Broadwing, Inc. ......................................        1,844
  11,480   Charter Communications, Inc.--Class A (b) ............      251,125
   9,280   Echostar Communications Corp. (b) ....................      904,800
   5,965   Infinity Broadcasting Corp. (b) ......................      215,861
   9,075   MCI Worldcom, Inc. (b) ...............................      481,538
   9,750   McLeodUSA, Inc. (b) ..................................      574,031
  11,310   NEXTLINK Communications, Inc. (b) ....................      939,431
   2,080   Omnipoint Corp. (b) ..................................      250,900
  22,440   Research in Motion, Ltd. (b) .........................    1,036,459
   2,230   Teligent, Inc.--Class A (b) ..........................      137,703
   5,400   VoiceStream Wireless Corp. (b) .......................      768,485
   4,290   WinStar Communications, Inc. (b) .....................      321,214
                                                                   -----------
                                                                     6,928,998
                                                                   -----------
           DEPOSITORY INSTITUTIONS (0.9%)
   1,530   First Virginia Banks, Inc. ...........................       65,790
   6,050   National Commerce Bancorporation .....................      137,262
  13,760   North Fork Bancorporation, Inc. ......................      240,800
                                                                   -----------
                                                                       443,852
                                                                   -----------
           ELECTRIC, GAS, WATER,
           COGENERATION, SANITARY SERVICES (1.0%)
   4,210   American Water Works Company, Inc. ...................  $    89,463
   5,660   Illinova Corp. .......................................      196,685
   6,400   The Montana Power Co. ................................      230,797
                                                                   -----------
                                                                       516,945
                                                                   -----------
           ELECTRICAL, OTHER ELECTRICAL
           EQUIPMENT, EXCEPT COMPUTERS (6.2%)
   7,080   Advanced Micro Devices, Inc. (b) .....................      204,881
   4,670   CTS Corp. ............................................      352,001
   3,800   Conexant Systems, Inc. (b) ...........................      252,225
   8,360   Digital Microwave Corp. (b) ..........................      195,942
  32,750   Integrated Device Technology, Inc. (b) ...............      949,750
   2,060   PMC--Sierra, Inc. (b) ................................      330,243
   7,240   TeleCorp PCS, Inc. (b) ...............................      276,930
   6,160   Tellabs, Inc. (b) ....................................      395,398
   1,430   The DII Group, Inc. (b) ..............................      101,486
   3,510   Vitesse Semiconductor Corp. (b) ......................      184,057
                                                                   -----------
                                                                     3,242,913
                                                                   -----------
           ENGINEERING, ACCOUNTING, RESEARCH,
           MANAGEMENT SERVICES (0.8%)
     830   Affymetrix, Inc. (b) .................................      140,841
   1,740   Millennium Pharmaceuticals, Inc. (b) .................      212,280
   1,380   Whittman-Hart, Inc. (b) ..............................       74,003
                                                                   -----------
                                                                       427,124
                                                                   -----------
           FABRICATORS METAL, EX MACHINERY,
           COMPUTER EQUIPMENT (0.9%)
   9,280   Danaher Corp. ........................................      447,760
                                                                   -----------
           FOOD AND KINDRED PRODUCTS (1.9%)
   7,410   Adolph Coors Co. .....................................      389,025
  12,680   Ralston Purina Group .................................      353,455
   7,540   Tootsie Roll Industries, Inc. ........................      248,353
                                                                   -----------
                                                                       990,833
                                                                   -----------
           GENERAL MERCHANDISE STORES (0.6%)
   2,720   Cost Plus, Inc. (b) ..................................       96,900
   1,500   Costco Wholesale Corp. (b) ...........................      136,875
   5,510   Family Dollar Stores, Inc. ...........................       89,879
                                                                   -----------
                                                                       323,654
                                                                   -----------
           HOME FURNITURE AND
           EQUIPMENT STORES (0.6%)
   6,640   Circuit City Stores, Inc. ............................      299,212
                                                                   -----------


   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 1999


================================================================================
 NUMBER
OF SHARES                  SECURITY                                   VALUE
--------------------------------------------------------------------------------
           INDUSTRIAL, COMMERCIAL MACHINERY,
           COMPUTERS, (4.4%)
  13,950   Adaptec, Inc. (b) ....................................  $   695,756
   1,700   Extreme Networks, Inc. (b) ...........................      141,950
  19,240   Symbol Technologies, Inc. ............................    1,222,933
   4,990   Weatherford International, Inc. (b) ..................      199,291
                                                                   -----------
                                                                     2,259,930
                                                                   -----------
           MEASURING INSTRUMENTS, PHOTO GOODS,
           WATCHES (5.0%)
   4,490   Agilent Technologies, Inc. (b) .......................      347,131
   3,970   Credence Systems Corp. (b) ...........................      343,405
   5,880   Guidant Corp. (b) ....................................      276,360
   6,360   PE Corp.--PE Biosystems Group ........................      765,184
  15,990   Waters Corp. (b) .....................................      847,470
                                                                   -----------
                                                                     2,579,550
                                                                   -----------
           NON-DURABLE GOODS WHOLESALE (1.6%)
  50,710   U.S. Foodservice (b) .................................      849,393
                                                                   -----------
           OIL AND GAS EXTRACTION (2.8%)
   4,530   BJ Services Co. (b) ..................................      189,408
   5,630   Burlington Resources, Inc. ...........................      186,139
  14,240   Diamond Offshore Drilling, Inc. ......................      435,203
  11,890   ENSCO International, Inc. ............................      271,984
   6,030   Nabors Industries, Inc. (b) ..........................      186,556
  25,710   Ocean Energy, Inc. (b) ...............................      199,253
                                                                   -----------
                                                                     1,468,543
                                                                   -----------
           PRINTING, PUBLISHING AND ALLIED (1.4%)
  13,478   A. H. Belo Corp.--Class A ............................      256,918
   5,430   The E.W. Scripps Co.--Class A ........................      243,329
     400   The Washington Post Co.--Class B .....................      222,350
                                                                   -----------
                                                                       722,597
                                                                   -----------
           WATER TRANSPORTATION (0.8%)
   8,950   Royal Caribbean Cruises, Ltd. ........................      441,342
                                                                   -----------
           TOTAL COMMON STOCKS (COST $23,167,350) ..............   $29,885,654
                                                                   ===========

           PREFERRED STOCKS
           (2.1% of Net Assets) (a)

           INSURANCE CARRIERS (0.6%)
  12,000   Lincoln National Corp., 6.400%, TOPrS (c) ...........       296,250
                                                                   -----------
           MEASURING INSTRUMENTS, PHOTO GOODS,
           WATCHES (0.7%)
   5,926   River Holding Corp., 11.500%, Series B, PIK (c) .....       355,560
                                                                   -----------
           NON-DEPOSITORY CREDIT INSTITUTIONS (0.8%)
     400   Centaur Funding Corp., 9.080%, (d)
           Cost--$452,112; Acquired--01/14/1999 ................       408,500
                                                                   -----------
           TOTAL PREFERRED STOCKS (COST $1,252,112) ............   $ 1,060,310
                                                                   ===========
           PREFERRED STOCKS--CONVERTIBLE
           (3.6% of Net Assets) (a)

           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (1.8%)
  28,000   Intermedia Communications, Inc.,
           7.000% (d) Cost--$ 700,000;
           Acquired--10/24/1997 ................................       952,000
                                                                   -----------
           ELECTRIC, GAS, WATER, COGENERATION,
           SANITARY SERVICES (1.8%)
  14,000   The AES Trust II, 5.500% CUM CVT (d)
           Cost--$700,000; Acquired--10/24/1997 ................   $   962,500
                                                                   -----------
           TOTAL PREFERRED STOCKS--CONVERTIBLE
           (COST $1,400,000) ....................................  $ 1,914,500
                                                                   ===========
           WARRANTS
           (0.0% of Net Assets) (a)

           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (0.0%)
     250   Park `N View, Inc. ...................................        1,250
                                                                   -----------
           MISCELLANEOUS MANUFACTURING (0.0%)
     400   V2 Music Holdings ....................................            0
                                                                   -----------
           TOTAL WARRANTS (COST $42,500) ........................  $     1,250
                                                                   ===========

PRINCIPAL
 AMOUNT
---------

           CORPORATE BONDS
           (27.9% of Net Assets) (a)

           APPAREL AND OTHER FINISHED PRODUCTS (0.3%)
 200,000   Tommy Hilfiger Corp., 6.500%, due 06/01/2003 .........      190,250
                                                                   -----------

           AUTO REPAIR AND PARKING (0.9%)
 200,000   Amerco -MTN, 7.470%, due 01/15/2027 ..................      191,000
 250,000   Avis Rent A Car, Inc., 11.000%, due 05/01/2009 .......      264,375
                                                                   -----------
                                                                       455,375
                                                                   -----------

           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (2.3%)
 250,000   ALLTEL Corp., 6.800%, due 05/01/2029 .................      218,125
 400,000   British Sky Broadcasting, 8.200%, due 07/15/2009 .....      386,000
 200,000   Cable and Wireless Communications PLC, 6.375%,
           due 03/06/2003 .......................................      198,000
 200,000   Nextel Communications, Inc., 9.750%,
           due 08/15/2004 .......................................      206,000
 250,000   Park ` N View, Inc., Series B, 13.000%,
           due 05/15/2008 .......................................      188,125
                                                                   -----------
                                                                     1,196,250
                                                                   -----------
           DEPOSITORY INSTITUTIONS (5.4%)
 400,000   Centura Banks, 6.500%, due 03/15/2009 ................      361,000
 600,000   Dime Bancorp, Inc., 7.000%, due 07/25/2001 ...........      594,750
 200,000   Key Bank, National Association, BKNT, 6.500%,
           due 04/15/2008 .......................................      184,500
 600,000   PNC Funding Corp., 7.500%, due 11/01/2009 ............      588,750
 300,000   Sovereign Bancorp, Inc., 10.250%, due 05/15/2004 .....      305,250
 875,000   Union Planters Bank, National Association, 6.500%,
           due 03/15/2018 .......................................      790,781
                                                                   -----------
                                                                     2,825,031
                                                                   -----------


   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 1999


================================================================================
PRINCIPAL
 AMOUNT                    SECURITY                                   VALUE
--------------------------------------------------------------------------------
           ELECTRIC, GAS, WATER, COGENERATION,
           SANITARY SERVICES (5.1%)
  300,000  MCN Investment Corp., 6.350%, due 04/02/2012 .........  $   292,125
  825,000  PSI Energy, Inc., 7.850%, due 10/15/2007 .............      833,250
  350,000  USA Waste Services, Inc., 7.000%, due 07/15/2028 .....      247,188
  350,000  Waste Management, Inc., 6.625%, due 07/15/2002 .......      329,000
1,050,000  Yorkshire Power Finance, Ltd., Series B, 6.496%,
           due 02/25/2008 .......................................      941,063
                                                                   -----------
                                                                     2,642,626
                                                                   -----------
           ELECTRICAL, OTHER ELECTRICAL EQUIPMENT,
           EXCEPT COMPUTERS (2.3%)
  400,000  Motorola, Inc., 6.500%, due 11/15/2028 ...............      342,500
  900,000  Texas Instruments, Inc., 7.000%, due 08/15/2004 ......      880,875
                                                                   -----------
                                                                     1,223,375
                                                                   -----------
           GENERAL MERCHANDISE STORES (0.6%)
  300,000  Shopko Stores, Inc., 6.500%, due 08/15/2003 ..........      286,875
                                                                   -----------
           INSURANCE CARRIERS (1.4%)
  100,000  Delphi Financial Group, Inc., 8.000%,
           due 10/01/2003 .......................................       99,625
  500,000  Mutual Life Insurance Co. of New York, STEP (c)
           0.000%/11.250%, due 08/15/2024, (d)
           Cost--$643,975; Acquired--10/19/1999 .................      626,604
                                                                   -----------
                                                                       726,229
                                                                   -----------
           MISCELLANEOUS MANUFACTURING (0.3%)
  400,000  V2 Music Holdings, STEP (c) 0.000%/14.000%,
           due 04/15/2008, (d) Cost--$253,655;
           Acquired--11/09/1998 .................................      135,819
                                                                   -----------
           MOTION PICTURES, FILMS (0.2%)
  100,000  Liberty Media Corp, 8.500%, due 07/15/2029,
           (d) Cost--$97,230; Acquired--08/11/1999 ..............      100,750
                                                                   -----------
           OIL AND GAS EXTRACTION (1.2%)
  600,000  R&B Falcon Corp., 9.500%, due 12/15/2008 .............      607,500
                                                                   -----------
           PETROLEUM REFINING AND RELATED INDUSTRIES (1.7%)
  100,000  Lyondell Chemical Co., Series A, 9.625%,
           due 05/01/2007 .......................................      103,000
  100,000  Lyondell Chemical Co., 10.875%, due 05/01/2009 .......      104,000
  600,000  Pennzoil Co., 10.125%, due 11/15/2009 ................      654,750
                                                                   -----------
                                                                       861,750
                                                                   -----------
           PIPE LINE, EXCEPT NATURAL GAS (0.8%)
  400,000  Osprey Trust/Osprey I, 8.310%, due 01/15/2003,
           (d) Cost--$400,000; Acquired--09/16/1999 .............      396,000
                                                                   -----------
           PRIMARY METAL INDUSTRIES (0.4%)
  200,000  Easco Corp., Series B, 10.000%,
           due 03/15/2001 .......................................      202,000
                                                                   -----------
           REAL ESTATE (0.6%)
  500,000  Pinnacle Holdings, Inc., STEP (c) 0.000%/10.000%,
           due 03/15/2008 .......................................      327,303
                                                                   -----------
           REAL ESTATE INVESTMENT TRUSTS (REITS) (2.7%)
  150,000  CarrAmerica Realty Corp., 6.625%,
           due 03/01/2005 .......................................      137,438
  500,000  Colonial Realty, L.P., 7.500%, due 07/15/2001 ........      495,625
  200,000  Corporate Property Investors, Inc., 9.000%,
           due 03/15/2002, (d) Cost--$219,360;
           Acquired--03/17/1998 .................................  $   204,250
  300,000  Regency Centers, L.P., 7.400%,
           due 04/01/2004 .......................................      287,625
  300,000  United Dominion Realty Trust, Inc., MTN,
           7.600%, due 01/25/2002 ...............................      290,250
                                                                   -----------
                                                                     1,415,188
                                                                   -----------
           SECURITY AND COMMODITY BROKERS (0.2%)
  100,000  Salomon Smith Barney Holdings, Inc., Series C,
           MTN, 6.500%, due 08/15/2003 ..........................       97,625
                                                                   -----------
           STONE, CLAY, GLASS, CONCRETE (0.4%)
  200,000  USG Corp., 9.250%, due 09/15/2001 ....................      210,500
                                                                   -----------
           TOBACCO PRODUCTS (0.7%)
  400,000  R.J. Reynolds Tobacco Holdings, Inc., 7.375%,
           due 05/15/2003 .......................................      377,500
                                                                   -----------
            TRANSPORTATION EQUIPMENT (0.4%)
  200,000  Ford Motor Co., 7.450%, due 07/16/2031 ...............      193,000
                                                                   -----------
           TOTAL CORPORATE BONDS (COST $14,994,578) .............  $14,470,946
                                                                   ===========
           MUNICIPAL BONDS
           (1.2% of Net Assets) (a)
  250,000  Capital Projects Finance Authority,
           Florida Revenue, 8.000%, due 12/01/2001 ..............      246,250
  450,000  Mississippi Development Bank, Special Obligation,
           Series 1998, 8.500%, due 12/01/2018 ..................      382,500
                                                                   -----------
           TOTAL MUNICIPAL BONDS (COST $700,000) ................  $   628,750
                                                                   ===========
           ASSET BACKED SECURITIES
           (0.8% of Net Assets) (a)
  150,000  COMED Transitional Funding Trust, 98-1 A7, 5.740%,
           due 12/25/2010 .......................................      135,249
  280,000  First Union National Bank Commercial
           Mortgage, 99-C4 A1, 7.184%, due 09/15/2008 ...........      278,395
                                                                   -----------
           TOTAL ASSET BACKED SECURITIES
           (COST $431,354) ......................................  $   413,644
                                                                   ===========
           U.S. GOVERNMENT AND AGENCY
           OBLIGATIONS
           (1.5% of Net Assets) (a)
  950,000  U.S. Treasury Bond, 5.250%, due 02/15/2029 ...........      787,059
                                                                   -----------
           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
           (COST $791,219) ......................................  $   787,059
                                                                   ===========
           SHORT-TERM INVESTMENTS
           (3.3% of Net Assets) (a)
1,707,000  AIM Liquid Asset Portfolio ...........................    1,707,000
                                                                   -----------
           TOTAL SHORT-TERM INVESTMENTS
           (COST $1,707,000) ....................................  $ 1,707,000
                                                                   ===========
           TOTAL INVESTMENTS
           (COST $44,486,113) (97.9% of Net Assets) .............  $50,869,113
                                                                   ===========
           Cash, Receivables and Other Assets, net of
           Liabilities (2.1% of Net Assets) .....................    1,071,995
                                                                   -----------
           NET ASSETS (100.0%) ..................................  $51,941,108
                                                                   ===========



---------------------------------------------------------
(a) Using S.I.C. codes prepared by the Technical Committee on Industrial Classifications.
(b) Non-dividend paying common stock.
(c) PIK--Payment In Kind.
    STEP--Bonds where the coupon increases or steps up at a predetermined rate. TOPrS--Trust Originated Preferred Securities.
(d) Restricted under Rule 144A of the Securities Act of 1933.


   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
EQUITY PORTFOLIO


================================================================================
PORTFOLIO MANAGER'S REVIEW

   We are pleased to report that 1999 was a record year for the Equity Portfolio's performance. During the year, the fund returned 50.28%1 compared to the Standard and Poor's 500 Index which returned 21.04%.

   During the year, growth investors enjoyed significant out-performance relative to value investors as the market rewarded companies with the prospect of rapid, highly visible revenue growth. Many of the beneficiaries of this market focus were found in the areas of technology, telecommunications and the Internet, which drove the NASDAQ market to record highs in the second half of the year. With concerns about the possibility of full employment leading to future wage pressure and inflation, the exciting growth prospects for many of these companies were viewed as the best place to ride out a period of higher rates and increasing costs.

   During the period, the fund benefited from our continuing efforts to invest in what we believe to be the fastest growing areas of our economy. As always, our bottom-up research-intensive approach sought to identify companies in those areas where we believe high returns on capital could either be sustained or increased. By the end of the fourth quarter of 1999, this approach resulted in a significant overweighting of your portfolio in the areas of technology, telecommunications, biotechnology, and consumer staples.

   In the technology sector, our core holding in Echostar Communications once again provided strong performance. As we expected, the company began to reap the benefits of rolling out its local television service in several key markets after the November passage of legislation allowing the DISH network to compete head-to-head with local cable providers. Another strong tech holding for us was Integrated Device Technology, a company in the Static Random Access Memory
(SRAM) market for semiconductors that translated excess capacity in a capacity-constrained market for specialty memory devices into dramatic improvements in return on invested capital. Strong performance was also posted by our position in Veritas Software, which the market began to view as one of the key beneficiaries of the trend to move storage solutions out of the enterprise and onto the Internet.

   In telecommunications, a strong performer for us during the fourth quarter was Voicestream Wireless Corporation, a provider of digital PCS wireless communication services. Voicestream is in the midst of a merger with Omnipoint Corp. and Aerial Communications Corp., two other key digital wireless players in the U.S. operating under the GSM standard. With this combination, expected to close early in 2000, Voicestream will be in possession of an extremely valuable, nationwide digital platform, and uniquely positioned to benefit from the expanded use of mobile devices to access the Internet. Also producing solid returns for us in the telecommunication area was our core holding in Research in Motion (RIMM), up nearly 50% during the fourth quarter alone. In November, RIMM got a large boost in credibility after Michael Dell signed an agreement with the company to market RIMM's Blackberry pager under the Dell name. In addition, McLeodUSA, Inc. and Nextlink Communications Inc. continued to produce solid fundamentals and stock performance.

   Finally, we spoke earlier this year about biotechnology being a new area of focus for us. Our interest was based upon the fact that many large pharmaceutical companies were facing the end of the patent protection periods for key drugs. Additionally, we have been very excited about the prospects for new drug therapies that will likely be identified as a result of the completion of an international concerted effort to map the human genome - an effort expected to be completed later this year. After spending some time in San Francisco visiting PE Biosystems Group, we became very excited about the potential role this company will play in the mapping of the genome, the identification of new disease targets and the development of drugs to treat these targets. We see PE Biosystems Group as uniquely positioned to benefit from an explosion in pharmaceutical research and development over the next five to ten years. As investors began to recognize this potential, the stock appreciated over 100% in the second half of the year. We have purchased other stocks to participate in this trend toward using genomics as a platform for future drug development including Millenium Pharmaceuticals, Inc.

   While we are quite pleased with our recent performance, the period was not without challenges. Two of our larger holdings, Waters Corporation and U.S. Foodservice, came under significant selling pressure. Both of these sell-offs were related to perceptions in the market that we do not believe are substantiated by any deterioration in fundamentals. Nevertheless, we have significantly increased our research efforts in both of these names as we begin the new year.

   In summary, 1999 will long be remembered by us as a year in which our stockholders were richly rewarded by our process of identifying some of the most exciting mid-cap growth stocks in the market. While it may be unrealistic to expect similar returns in 2000, we will continue to rely upon our research team to provide the guideposts. Clearly, higher interest rates in the face of already high valuations will present a challenging environment. However, we think investors will continue to gravitate towards the companies and industries with the strongest earnings until we see a slowdown in the overall economy. With capital spending picking up in Europe and Asia, the growth outlook appears solid for the near-term.





/s/ THOMAS J. PENCE
--------------------------------------
Thomas J. Pence, CFA
Senior Vice President
Conseco Capital Management, Inc.


---------------------------------------------------
1 Past performance is no guarantee of future results. Additionally, performance does not include separate account expenses. Your investment return and principal will fluctuate and your shares may be worth more or less that their original cost.


[The following table represents a chart in the printed piece.]
================================================================================
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE EQUITY PORTFOLIO AND THE S&P 500 INDEX

----------------------------------
AVERAGE ANNUAL TOTAL RETURN
----------------------------------
1 YEAR    5 YEARS    10 YEARS
----------------------------------
50.28%    35.08%     21.18%
----------------------------------
Past performance is not predictive
of future performance.  Performance
does not include separate account
expenses.

                         Accumulated Value (Thousands)
--------------------------------------------------------------------------------
DATE                EQUITY PORTFOLIO     S&P'S 500 INDEX
----                ----------------     ---------------
12/31/89            10,000               10,000
12/31/90            10,141                9,689
12/31/91            12,755               12,641
12/31/92            15,128               13,605
12/31/93            16,424               14,976
12/31/94            16,752               15,174
12/31/95            22,834               20,876
12/31/96            33,108               25,669
12/31/97            39,930               34,232
12/31/98            45,432               44,012
12/31/99            68,287               53,272
================================================================================

CONSECO SERIES TRUST
EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 1999


================================================================================
 NUMBER
OF SHARES                  SECURITY                                   VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS
           (91.8% of Net Assets) (a)

           APPAREL AND ACCESSORY STORES (0.8%)
 134,090   Too, Inc. (b) ........................................  $ 2,313,052
                                                                   -----------
            BUSINESS SERVICES (17.0%)
  30,590   BMC Software, Inc. (b) ...............................    2,445,303
   8,290   Broadvision, Inc. (b) ................................    1,409,814
  23,795   Citrix Systems, Inc. (b) .............................    2,926,785
  65,590   Concord EFS, Inc. (b) ................................    1,688,942
  14,790   Electronic Arts, Inc. (b) ............................    1,242,360
  36,920   Fiserv, Inc. (b) .....................................    1,414,479
  78,570   go.com (b) ...........................................    1,870,908
   8,660   i2 Technologies, Inc. (b) ............................    1,688,700
  85,820   Legato Systems, Inc. (b) .............................    5,905,446
  20,340   Retek, Inc. (b) ......................................    1,530,585
  16,080   Sapient Corp. (b) ....................................    2,266,283
  22,040   Scient Corp. (b) .....................................    1,905,093
  28,540   Siebel Systems, Inc. (b) .............................    2,397,360
 168,470   Sotheby's Holdings, Inc.--Class A ....................    5,054,100
  30,180   Symantec Corp. (b) ...................................    1,769,302
  92,220   Technology Solutions Co. (b) .........................    3,020,205
  86,760   VERITAS Software Corp. (b) ...........................   12,417,525
                                                                   -----------
                                                                    50,953,190
                                                                   -----------
           CHEMICALS AND ALLIED PRODUCTS (3.9%)
  28,660   Enzon, Inc. (b) ......................................    1,243,128
  84,240   Gilead Sciences, Inc. (b) ............................    4,559,490
  17,310   Medimmune, Inc. (b) ..................................    2,871,296
  14,200   Protein Design Labs, Inc. (b) ........................      994,000
  49,890   Transkaryotic Therapies, Inc. (b) ....................    1,920,765
                                                                   -----------
                                                                    11,588,679
                                                                   -----------
           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (20.2%)
  40,350   Adelphia Communications Corp.--Class A (b) ...........    2,647,969
 232,410   American Mobile Satellite Corp. (b) ..................    4,895,019
  79,030   American Tower Corp.--Class A (b) ....................    2,415,315
     480   Broadwing, Inc. ......................................       17,700
 109,490   Charter Communications, Inc.--Class A (b) ............    2,395,094
  87,050   Echostar Communications Corp. (b) ....................    8,487,375
  57,823   Infinity Broadcasting Corp. (b) ......................    2,092,499
  90,780   McLeodUSA, Inc.--Class A (b) .........................    5,344,673
 109,920   NEXTLINK Communications, Inc. (b) ....................    9,130,175
  20,090   Omnipoint Corp. (b) ..................................    2,423,356
 206,745   Research in Motion, Ltd. (b) .........................    9,549,138
  19,250   Teligent, Inc.--Class A (b) ..........................    1,188,688
  50,880   VoiceStream Wireless Corp. (b) .......................    7,240,835
  39,370   WinStar Communications, Inc. (b) .....................    2,947,829
                                                                   -----------
                                                                    60,775,665
                                                                   -----------
           DEPOSITORY INSTITUTIONS (1.7%)
  31,670   Compass Bancshares, Inc. .............................      706,621
  14,140   First Virginia Banks, Inc. ...........................      608,020
  59,420   National Commerce Bancorporation .....................    1,348,121
 135,140   North Fork Bancorporation, Inc. ......................    2,364,950
                                                                   -----------
                                                                     5,027,712
                                                                   -----------
           EDUCATIONAL SERVICES (0.4%)
  60,440   DeVry, Inc. (b) ......................................  $ 1,125,695
                                                                   -----------
           ELECTRIC, GAS, WATER, COGENERATION,
           SANITARY SERVICES (1.6%)
  38,820   American Water Works Company, Inc. ...................      824,925
  54,010   Illinova Corp. .......................................    1,876,847
  62,120   The Montana Power Co. ................................    2,240,171
                                                                   -----------
                                                                     4,941,943
                                                                   -----------
           ELECTRICAL, OTHER ELECTRICAL EQUIPMENT,
           EXCEPT COMPUTERS (10.3%)
  64,890   Advanced Micro Devices, Inc. (b) .....................    1,877,787
  45,190   CTS Corp. ............................................    3,406,196
  32,660   Conexant Systems, Inc. (b) ...........................    2,167,808
 117,880   Digital Microwave Corp. (b) ..........................    2,762,871
 308,360   Integrated Device Technology, Inc. (b) ...............    8,942,440
  18,860   PMC--Sierra, Inc. (b) ................................    3,023,484
  66,150   TeleCorp PCS, Inc. (b) ...............................    2,530,238
  56,720   Tellabs, Inc. (b) ....................................    3,640,743
  12,460   The DII Group, Inc. (b) ..............................      884,274
  32,320   Vitesse Semiconductor Corp. (b) ......................    1,694,796
                                                                   -----------
                                                                    30,930,637
                                                                   -----------
           ENGINEERING, ACCOUNTING, RESEARCH,
           MANAGEMENT SERVICES (1.3%)
   8,050   Affymetrix, Inc. (b) .................................    1,365,988
  16,240   Millennium Pharmaceuticals, Inc. (b) .................    1,981,280
  12,700   Whittman-Hart, Inc. (b) ..............................      681,038
                                                                   -----------
                                                                     4,028,306
                                                                   -----------
           FABRICATORS METAL, EXCEPT MACHINERY AND
           TRANSPORTATION EQUIPMENT (1.4%)
  89,090   Danaher Corp. ........................................    4,298,593
                                                                   -----------
           FOOD AND KINDRED PRODUCTS (3.5%)
  72,290   Adolph Coors Co. .....................................    3,795,225
 119,490   Ralston Purina Group .................................    3,330,784
  68,270   Tootsie Roll Industries, Inc. ........................    2,248,677
  69,110   Tyson Foods, Inc.--Class A ...........................    1,123,038
                                                                   -----------
                                                                    10,497,724
                                                                   -----------
           GENERAL MERCHANDISE STORES (1.0%)
  26,530   Cost Plus, Inc. (b) ..................................      945,131
  14,460   Costco Wholesale Corp. (b) ...........................    1,319,475
  49,700   Family Dollar Stores, Inc. ...........................      810,706
                                                                   -----------
                                                                     3,075,312
                                                                   -----------
           HOME FURNITURE AND
           EQUIPMENT STORES (0.9%)
  59,940   Circuit City Stores, Inc. ............................    2,701,016
                                                                   -----------


   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 1999


================================================================================
 NUMBER
OF SHARES                  SECURITY                                   VALUE
--------------------------------------------------------------------------------
           INDUSTRIAL, COMMERCIAL MACHINERY,
           COMPUTERS (7.0%)
   129,010 Adaptec, Inc. (b) ..................................  $   6,434,374
    16,720 Extreme Networks, Inc. (b) .........................      1,396,120
   177,270 Symbol Technologies, Inc. ..........................     11,267,636
    45,950 Weatherford International, Inc. (b) ................      1,835,151
                                                                  ------------
                                                                    20,933,281
                                                                  ------------
           INSURANCE CARRIERS (1.7%)
    33,160 Allmerica Financial Corp. ..........................      1,844,525
     1,832 Berkshire Hathaway, Inc.--Class B (b) ..............      3,352,560
                                                                  ------------
                                                                     5,197,085
                                                                  ------------
           MEASURING INSTRUMENTS, PHOTO GOODS,
           WATCHES (8.2%)
    43,230 Agilent Technologies, Inc. (b) .....................      3,342,198
    36,040 Credence Systems Corp. (b) .........................      3,117,460
    57,000 Guidant Corp. (b) ..................................      2,679,000
    61,630 PE Corp.--PE Biosystems Group ......................      7,414,829
   153,520 Waters Corp. (b) ...................................      8,136,560
                                                                  ------------
                                                                    24,690,047
                                                                  ------------
           NON-DURABLE GOODS WHOLESALE (2.8%)
   496,370 U.S. Foodservice (b) ...............................      8,314,198
                                                                  ------------
           OIL AND GAS EXTRACTION (4.5%)
    44,090 BJ Services Co. (b) ................................      1,843,491
    54,890 Burlington Resources, Inc. .........................      1,814,773
   117,990 Diamond Offshore Drilling, Inc. ....................      3,606,010
   114,820 ENSCO International, Inc. ..........................      2,626,508
    57,730 Nabors Industries, Inc. (b) ........................      1,786,051
   229,920 Ocean Energy, Inc. (b) .............................      1,781,880
                                                                  ------------
                                                                    13,458,713
                                                                  ------------
           PRINTING, PUBLISHING AND ALLIED (2.3%)
   130,330 A. H. Belo Corp.--Class A ..........................      2,484,350
    52,020 The E.W. Scripps Co.--Class A ......................      2,331,120
     3,620 The Washington Post Co.--Class B ...................      2,012,268
                                                                  ------------
                                                                     6,827,738
                                                                  ------------
           WATER TRANSPORTATION (1.3%)
    81,960 Royal Caribbean Cruises, Ltd. ......................      4,041,612
                                                                  ------------
           TOTAL COMMON STOCKS (COST $216,529,402) ............   $275,720,198
                                                                  ============
 CONTRACTS
(100 SHARES
PER CONTRACT)
--------------------------------------------------------------------------------
           PUT OPTIONS PURCHASED
           (0.1% of Net Assets) (a)
       151 NASDAQ -100, Expires 1/21/2000,
           Exercise Price $2,980 ..............................        173,650
                                                                  ------------
           TOTAL PUT OPTIONS PURCHASED
           (COST $2,597,653) (C) ..............................   $    173,650
                                                                  ============

================================================================================
PRINCIPAL
 AMOUNT                    SECURITY                                   VALUE
--------------------------------------------------------------------------------
           COMMERCIAL PAPER
           (2.3% of Net Assets) (a)

           NON-DEPOSITORY CREDIT INSTITUTIONS (2.3%)
 7,000,000 Ford Motor Credit Co., 6.480%, due 01/04/2000 ......   $  6,996,220
                                                                  ------------
           TOTAL COMMERCIAL PAPER (COST $6,996,220) ...........   $  6,996,220
                                                                  ============
  NUMBER
 OF SHARES
----------

           SHORT-TERM INVESTMENTS
           (3.6% of Net Assets)(a)
10,799,000 AIM Liquid Asset Portfolio .........................   $ 10,799,000
                                                                  ------------
           TOTAL SHORT-TERM INVESTMENTS
           (COST $10,799,000) .................................   $ 10,799,000
                                                                  ============
           TOTAL INVESTMENTS
           (COST $236,922,275) (97.8% of Net Assets) ..........   $293,689,068
                                                                  ============
           Cash, Receivables and Other Assets,
           net of Liabilities (2.2% of Net Assets) ............      6,748,422
                                                                  ------------
           NET ASSETS (100.0%) ................................   $300,437,490
                                                                  ============


---------------------------------------------------------
(a) Using S.I.C. codes prepared by the Technical Committee on Industry Classifications
(b) Non-dividend paying common stock
(c) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the mark to market adjustment for 1256 contracts of $2,424,003


   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
NOTES TO FINANCIAL STATEMENTS


DECEMBER 31, 1999

================================================================================
(1)  GENERAL

   Conseco Series Trust (the "Trust") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and was organized as a Massachusetts Trust effective November 15, 1982. The Trust is a "series" type of mutual fund which issues separate series of shares, each of which currently represents a separate diversified portfolio of investments. The Trust consists of five series ("Portfolios") each with its own investment objective and investment policies. The Portfolios are the Money Market, Government Securities, Fixed Income, Balanced, and Equity. The Trust offers shares to life insurance company separate accounts (registered as unit investment trusts under the Act) to fund the benefits under variable annuity and variable life contracts.

   Two affiliated companies, Conseco Variable Insurance Company (formerly Great American Reserve Insurance Company prior to its name change in October 1998) and Bankers National Life Insurance Company, offer shares of the Trust to their contract owners. Additionally, shares are offered to unaffiliated insurance companies to fund the benefits under variable annuity and variable life contracts.


(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION, TRANSACTIONS, AND RELATED INVESTMENT INCOME

   The investments in each portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. The following summarizes the investments, which carry certain restrictions as to resale from the Trust to certain qualified buyers:


Portfolio                     Cost        Market Value    % of Investments
----------------------    -----------     ------------    ----------------
Fixed Income Portfolio    $ 3,920,253      $3,676,123          12.97%
Balanced Portfolio          3,466,332       3,786,423           7.44%

   These securities are eligible for resale to qualified institutional buyers in transactions exempt from registration under Rule 144A of the Securities Act of 1933.

   The Board of Trustees (the "Trustees") determined that the Money Market Portfolio will value investments at amortized cost, which is conditioned on the Trust's compliance with certain conditions contained in Rule 2a-7 of the Act. The investment adviser of the Trust continuously reviews this method of valuation and recommends changes to the Trustees, if necessary, to ensure that the Money Market Portfolio investments are valued at fair value (as determined by the Trustees in good faith).

   In all Portfolios of the Trust, except for the Money Market Portfolio, securities that are traded on stock exchanges are valued at closing market prices on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued by third party pricing services. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust. Debt securities with maturities of sixty (60) days or less are valued at amortized cost.

FEDERAL INCOME TAXES

   Each Portfolio is treated as a separate taxable entity for federal income tax purposes and qualifies as a regulated investment company under subchapter M of the Internal Revenue Code. The Trust intends to distribute substantially all taxable income and net capital gains to shareholders, and otherwise comply with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

DIVIDENDS TO SHAREHOLDERS

   Dividends are declared and reinvested from net investment income on a daily basis in the Money Market Portfolio, on a monthly basis in the Fixed Income and Government Securities Portfolios and on a quarterly basis in the Balanced and Equity Portfolios. Distributions of net short-term capital gains and losses were declared and reinvested as a component of net investment income prior to June 30, 1998, thereafter on an annual basis as a component of net realized gains (losses).

   Dividends to shareholders from net investment income are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may effect per-share allocation between net investment income and realized and unrealized gains (losses). Any taxable income or gain of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Portfolio or Portfolios to which such gains are attributable. Permanent items identified in the period ended December 31, 1999, have been reclassified among the components of net assets as follows:

Portfolio                Net Investment Gain (Loss)   Net Realized Gain (Loss)
----------------------   -------------------------    -----------------------
Fixed Income Portfolio           $  8,029                  $  (8,029)
Balanced Portfolio                 13,938                    (13,938)
Equity Portfolio                  344,484                   (344,484)

INCOME EQUALIZATION

   Prior to June 30, 1999 all Portfolios, except the Money Market Portfolio, followed the accounting practice known as income equalization by which a portion of the proceeds from sales and costs of redemptions of shares which is equivalent, on a per share basis, to the amount of distributable investment income on the date the transaction is credited or charged to net undistributed income. Effective June 30, 1999, the Trust has elected to discontinue accruing income equalization.

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, and disclosure of contingent assets and liabilities as of the date of financial statements and the reported amounts of

CONSECO SERIES TRUST
NOTES TO FINANCIAL STATEMENTS


DECEMBER 31, 1999

================================================================================
increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.


(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

   Conseco Capital Management, Inc. (the "Adviser") provides investment advice and, in general, supervises the Trust's management and investment program, furnishes office space, prepares portfolio reports for the Trust, monitors portfolio compliance by the Trust in its investment activities and pays compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of unaffiliated Trustees of the Trust.

   The Adviser is a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), a publicly-held specialized financial services holding company listed on the New York Stock Exchange. Under the investment advisory agreement, the Adviser receives an investment advisory fee based on the daily net asset value at an annual rate of 0.65 percent for the Balanced and Equity Portfolios, and 0.50 percent for the Fixed Income, Government Securities, and Money Market Portfolios. The Adviser has reduced its advisory fee to 0.55 percent, 0.60 percent, and 0.25 percent of the average daily net assets of the Balanced, Equity, and Money Market Portfolios, respectively. The total fees incurred for such services were $2,225,430 for the year ended December 31, 1999.

   The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse the Portfolios through April 30, 2000 to the extent that the ratio of expenses to net assets on an annual basis exceed the following:

Portfolio
----------------------
Money Market                0.45%
Government Securities       0.70%
Fixed Income                0.70%
Balanced                    0.75%
Equity                      0.80%

ADMINISTRATIVE AGREEMENT

   Pursuant to an agreement effective August 1, 1999, Conseco Services, LLC became the Administrator for the Trust (the "Administrator"). Conseco Services, LLC, a wholly owned subsidiary of Conseco, supervises the preparation and filing of regulatory documents required for compliance by the portfolios with applicable laws and regulations, provides portfolio accounting services, supervises the maintenance of books and records of the portfolios and provides other general and administrative services. For providing these services, the Administrator receives an annual fee equal to 0.10 percent of the first $100 million of average daily net assets; 0.08 percent of the next $100 million of average daily net assets; and 0.06 percent of average daily net assets in excess of $200 million. The total fees under this Agreement for the period from August 1, 1999 through December 31, 1999 were $150,903.

CONSECO SERIES TRUST
NOTES TO FINANCIAL STATEMENTS


DECEMBER 31, 1999

================================================================================
(4) INVESTMENT TRANSACTIONS
   The cost on investments and the composition of gross unrealized appreciation and depreciation of investments at December 31, 1999, are shown below for federal income tax purposes:


                                                      GOVERNMENT        FIXED
                                                      SECURITIES        INCOME          BALANCED          EQUITY
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
===================================================================================================================
Federal tax cost basis (a) ....................    $  13,479,549    $  29,399,269    $  44,542,671    $ 234,778,783
===================================================================================================================
Gross unrealized appreciation .................            4,005           59,994        7,946,067       68,741,982
Gross unrealized depreciation .................         (537,731)      (1,112,345)      (1,619,625)      (9,831,697)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ....    $    (533,726)   $  (1,052,351)   $   6,326,442    $  58,910,285
===================================================================================================================



-----------------------------------------------
(a) Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes and by the amount of mark to market adjustments for 1256 contracts. The following summarizes the amount taxable income exceeds net book income:

   PORTFOLIO                                            AMOUNT
   --------                                            --------
   Government  Securities Portfolio...............  $     4,715
   Fixed Income Portfolio.........................       17,992
   Balanced Portfolio.............................       56,558
   Equity Portfolio...............................   (2,143,492)


   The aggregate cost of purchases and the aggregate proceeds from sales of investments for the year ended December 31, 1999 are shown below:


                                                         GOVERNMENT        FIXED
                                                         SECURITIES        INCOME          BALANCED          EQUITY
                                                         PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
======================================================================================================================
Purchases:
   Investments, excluding U.S. government
      securities and short-term investments ......     $  4,527,038     $ 63,907,677     $130,559,340     $843,293,005
   U.S. government securities ....................       18,567,553       35,025,916       21,546,723               --
Sales:
   Investments, excluding U.S. government
      securities and short-term investments ......        3,176,003       58,388,362      132,943,518      892,800,579
   U.S. government securities ....................       14,567,881       32,897,173       22,805,079               --
======================================================================================================================


(5) FEDERAL INCOME TAX INFORMATION
   As of December 31, 1999, the following portfolios have capital loss carryovers available to offset capital gains in the future, if any:


                                                     AMOUNT        EXPIRES
================================================================================
Government Securities Portfolio ...............   $  232,368         2002
Government Securities Portfolio................      248,559         2007
Fixed Income Portfolio.........................       38,146         2002
Fixed Income Portfolio.........................        5,075         2004
Fixed Income Portfolio.........................      585,029         2007

   During the year ended December 31, 1999 the following portfolios paid long-term capital gain distributions:

Balanced Portfolio ............................   $  582,804
Equity Portfolio...............................    8,824,136


(6)  NEW PORTFOLIOS
   The Trust started two new portfolios with $100 of seed money on December 31, 1999. The portfolios are the Conseco 20 Focus Portfolio and the High Yield Portfolio (the "Portfolios"). As of December 31, 1999, the new Portfolios' activities have been limited to organizational matters with no operating activities. The portfolios will become operational and available for sale in 2000.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS


FOR YEARS ENDED DECEMBER 31,


======================================================================================================================
                                                                                  MONEY MARKET PORTFOLIO
                                                           ===========================================================
                                                                1999        1998        1997        1996        1995
======================================================================================================================
Net asset value per share, beginning of period ...........   $   1.00    $   1.00    $   1.00     $   1.00    $   1.00
  Income from investment operations:
    Net investment income ................................       0.05        0.05        0.05         0.05        0.06
    Net realized and unrealized gains (losses)
      on investments .....................................         --          --          --           --          --
----------------------------------------------------------------------------------------------------------------------
      Total income (loss) from investment operations .....       0.05        0.05        0.05         0.05        0.06
----------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net investment income ..................      (0.05)      (0.05)      (0.05)       (0.05)      (0.06)
   Distribution of net capital gains .....................         --          --          --           --          --
   Return of capital .....................................         --          --          --           --          --
----------------------------------------------------------------------------------------------------------------------
      Total distributions ................................      (0.05)      (0.05)      (0.05)       (0.05)      (0.06)
----------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period .................   $   1.00    $   1.00    $   1.00     $   1.00    $   1.00
======================================================================================================================
Total return (a) (b) .....................................      4.87%       5.21%       5.25%        5.13%       5.46%

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period .......   $ 85,692    $ 21,218    $  8,603     $  6,985    $  5,396
  Ratio of expenses to average net assets ................      0.40%       0.45%       0.45%        0.45%       0.45%
  Ratio of total expenses to average net assets (b) ......      0.65%       0.54%       0.53%        0.59%       0.52%
  Ratio of net investment income to average net assets (b)      4.93%       5.08%       5.14%        5.03%       5.46%
  Portfolio turnover rate ................................        N/A         N/A         N/A          N/A         N/A


-----------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser has contractually agreed to waive their fees and/or reimburse the Portfolio through April 30, 2000 to the extent that the ratio of total expenses to average net assets exceeds, on an annual basis, 0.45 percent.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS


FOR YEARS ENDED DECEMBER 31,


======================================================================================================================
                                                                            GOVERNMENT SECURITIES PORTFOLIO
                                                           ===========================================================
                                                                1999        1998        1997        1996        1995
======================================================================================================================
Net asset value per share, beginning of period ...........   $  12.15    $  12.04    $  11.94     $  12.38    $  11.09
  Income from investment operations:
    Net investment income ................................       0.64        0.69        0.73         0.72        0.75
    Net realized and unrealized gains (losses)
      on investments .....................................      (1.19)       0.14        0.23        (0.41)       1.12
----------------------------------------------------------------------------------------------------------------------
      Total income (loss) from investment operations .....      (0.55)       0.83        0.96         0.31        1.87
----------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net investment income ..................      (0.64)      (0.72)      (0.86)       (0.71)      (0.58)
   Distribution of net capital gains .....................         --          --          --        (0.04)         --
   Return of capital .....................................         --          --          --           --          --
----------------------------------------------------------------------------------------------------------------------
      Total distributions ................................      (0.64)      (0.72)      (0.86)       (0.75)      (0.58)
----------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period .................   $  10.96    $  12.15    $  12.04     $  11.94    $  12.38
======================================================================================================================
Total return (a) (b) .....................................     -2.48%       7.07%       8.26%        2.75%      17.35%

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period .......   $ 13,104    $  7,907    $  4,270     $  4,024    $  4,613
  Ratio of expenses to average net assets ................      0.66%       0.70%       0.70%        0.70%       0.70%
  Ratio of total expenses to average net assets (b) ......      0.66%       0.96%       0.92%        0.91%       0.78%
  Ratio of net investment income to average net assets (b)      5.61%       5.63%       6.05%        6.02%       6.27%
  Portfolio turnover rate ................................    168.69%      67.49%     195.08%      157.62%     284.31%


-----------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser has contractually agreed to waive their fees and/or reimburse the Portfolio through April 30, 2000 to the extent that the ratio of total expenses to average net assets exceeds, on an annual basis, 0.70 percent.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS


FOR YEARS ENDED DECEMBER 31,


======================================================================================================================
                                                                                FIXED INCOME PORTFOLIO
                                                           ===========================================================
                                                                1999        1998        1997        1996        1995
======================================================================================================================
Net asset value per share, beginning of period ...........   $  10.05    $  10.14    $   9.97     $  10.15    $   9.45
  Income from investment operations:
    Net investment income ................................       0.62        0.64        0.65         0.66        0.68
    Net realized and unrealized gains (losses)
      on investments .....................................      (0.66)      (0.03)       0.31        (0.18)       0.99
----------------------------------------------------------------------------------------------------------------------
      Total income (loss) from investment operations .....      (0.04)       0.61        0.96         0.48        1.67
----------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net investment income ..................      (0.62)      (0.64)      (0.79)       (0.66)      (0.97)
   Distribution of net capital gains .....................         --          --          --           --          --
   Return of capital .....................................         --       (0.06)         --           --          --
----------------------------------------------------------------------------------------------------------------------
      Total distributions ................................      (0.62)      (0.70)      (0.79)       (0.66)      (0.97)
----------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period .................   $   9.39    $  10.05    $  10.14     $   9.97    $  10.15
======================================================================================================================
Total return (a) (b) .....................................     -0.44%       6.17%       9.97%        4.97%      18.25%

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period .......   $ 28,899    $ 23,985    $ 21,277     $ 17,463    $ 16,046
  Ratio of expenses to average net assets ................      0.67%       0.70%       0.70%        0.70%       0.70%
  Ratio of total expenses to average net assets (b) ......      0.67%       0.80%       0.77%        0.77%       0.74%
  Ratio of net investment income to average net assets (b)      6.46%       6.24%       6.50%        6.65%       6.78%
  Portfolio turnover rate ................................    337.26%     321.09%     276.46%      276.35%     225.41%


-----------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser has contractually agreed to waive their fees and/or reimburse the Portfolio through April 30, 2000 to the extent that the ratio of total expenses to average net assets exceeds, on an annual basis, 0.70 percent.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS


FOR YEARS ENDED DECEMBER 31,


======================================================================================================================
                                                                                  BALANCED PORTFOLIO
                                                           ===========================================================
                                                                1999        1998        1997        1996        1995
======================================================================================================================
Net asset value per share, beginning of period ...........   $  13.67    $  13.32    $  13.47     $  12.39    $  11.04
  Income from investment operations:
    Net investment income ................................       0.42        0.43        0.44         0.42        0.51
    Net realized and unrealized gains (losses)
      on investments .....................................       3.72        0.96        2.12         2.77        2.97
----------------------------------------------------------------------------------------------------------------------
      Total income (loss) from investment operations .....       4.14        1.39        2.56         3.19        3.48
----------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net investment income ..................      (0.42)      (0.43)      (2.20)       (2.07)      (1.83)
   Distribution of net capital gains .....................      (2.74)         --       (0.51)       (0.04)      (0.30)
   Return of capital .....................................         --       (0.61)         --           --          --
----------------------------------------------------------------------------------------------------------------------
      Total distributions ................................      (3.16)      (1.04)      (2.71)       (2.11)      (2.13)
----------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period .................   $  14.65    $  13.67    $  13.32     $  13.47    $  12.39
======================================================================================================================
Total return (a) (b) .....................................     30.83%      10.37%      17.85%       28.30%      31.49%

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period .......   $ 51,941    $ 45,904    $ 27,922     $ 16,732    $  9,583
  Ratio of expenses to average net assets ................      0.73%       0.75%       0.75%        0.75%       0.75%
  Ratio of total expenses to average net assets (b) ......      0.83%       0.84%       0.84%        0.95%       0.87%
  Ratio of net investment income to average net assets (b)      2.89%       3.25%       3.14%        3.15%       4.11%
  Portfolio turnover rate ................................    343.43%     336.30%     369.39%      208.13%     194.16%


-----------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser has contractually agreed to waive their fees and/or reimburse the Portfolio through April 30, 2000 to the extent that the ratio of total expenses to average net assets exceeds, on an annual basis, 0.75 percent.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS


FOR YEARS ENDED DECEMBER 31,


======================================================================================================================
                                                                                    EQUITY PORTFOLIO
                                                           ===========================================================
                                                                1999        1998        1997        1996        1995
======================================================================================================================
Net asset value per share, beginning of period ...........   $  21.59    $  20.16    $  21.85     $  18.84    $  16.54
  Income from investment operations:
    Net investment income ................................         --        0.11        0.06         0.01        0.34
    Net realized and unrealized gains (losses)
      on investments .....................................      10.63        3.09        4.06         8.17        5.68
----------------------------------------------------------------------------------------------------------------------
      Total income (loss) from investment operations .....      10.63        3.20        4.12         8.18        6.02
----------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net investment income ..................         --       (0.27)      (4.23)       (4.21)      (2.81)
   Distribution of net capital gains .....................      (9.04)      (0.48)      (1.58)       (0.96)      (0.91)
   Return of capital .....................................         --       (1.02)         --           --          --
----------------------------------------------------------------------------------------------------------------------
      Total distributions ................................      (9.04)      (1.77)      (5.81)       (5.17)      (3.72)
----------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period .................   $  23.18    $  21.59    $  20.16     $  21.85    $  18.84
======================================================================================================================
Total return (a) (b) .....................................     50.28%      15.62%      18.68%       44.99%      36.30%

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period .......   $300,437    $235,001    $216,986     $171,332    $109,636
  Ratio of expenses to average net assets ................      0.77%       0.80%       0.80%        0.80%       0.80%
  Ratio of total expenses to average net assets (b) ......      0.82%       0.80%       0.80%        0.81%       0.80%
  Ratio of net investment income to average net assets (b)     -0.10%       0.55%       0.28%        0.06%       1.80%
  Portfolio turnover rate ................................    364.53%     317.91%     234.20%      177.03%     172.55%


-----------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser has contractually agreed to waive their fees and/or reimburse the Portfolio through April 30, 2000 to the extent that the ratio of total expenses to average net assets exceeds, on an annual basis, 0.80 percent.

REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE CONSECO SERIES TRUST

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market, Government Securities, Fixed Income, Balanced and Equity Portfolios (constituting the Conseco Series Trust, hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility to express an opinion of these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




/s/ PRICEWATERHOUSECOOPERS LLP
--------------------------------------
PricewaterhouseCoopers LLP
Indianapolis, Indiana
February 15, 2000

================================================================================
THIS PAGE LEFT INTENTIONALLY BLANK.

CONSECO SERIES TRUST
1999 ANNUAL REPORT

================================================================================
CONSECO SERIES TRUST
BOARD OF TRUSTEES

WILLIAM P. DAVES, JR.
   Chairman of the Board
   Consultant to the insurance
      and healthcare industries
      Chairman and CEO, FFG Insurance Co.

MAXWELL E. BUBLITZ, CFA
   President
   President, CEO and Director
      Conseco Capital Management, Inc.
   Senior VP, Conseco, Inc.

HAROLD W. HARTLEY, CFA
      Director, Ennis Business Forms, Inc.
      Former Executive VP, Tenneco
       Financial Services, Inc.

DR. R. JAN LECROY
   Director, Southwest Securities Group, Inc.
   Former President, Dallas Citizens Council

DR. JESS H. PARRISH
   Higher education consultant
   Former President, Midland College

DAVID N. WALTHALL
   Principal, Walthall Asset Management

INVESTMENT ADVISER
   Conseco Capital Management, Inc.
      Carmel, Indiana

CUSTODIAN
   The Bank of New York
   New York, New York

INDEPENDENT PUBLIC ACCOUNTANTS
   PricewaterhouseCoopers LLP
   Indianapolis, Indiana

LEGAL COUNSEL
   Kirkpatrick & Lockhart LLP
   Washington, D.C.

              CONSECO SERIES TRUST IS A REGISTERED INVESTMENT COMPANY MANAGED BY
                  CONSECO CAPITAL MANAGEMENT, INC., A WHOLLY OWNED SUBSIDIARY OF CONSECO, INC., A FINANCIAL SERVICES ORGANIZATION HEADQUARTERED IN CARMEL,
            INDIANA. CONSECO, THROUGH ITS SUBSIDIARY COMPANIES, IS ONE OF MIDDLE AMERICA'S LEADING SOURCES FOR INSURANCE, INVESTMENT AND LENDING PRODUCTS,
           HELPING 12 MILLION CUSTOMERS STEP UP TO A BETTER, MORE SECURE FUTURE.



                                                            Conseco Series Trust
                                                 11815 North Pennsylvania Street
                                                           Carmel, Indiana 46032



                                                             CI-319 (8/99) 06104
                                                   (C) 1999 Conseco Series Trust


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